UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22037

Stone Harbor Investment Funds
(Exact name of registrant as specified in charter)

c/o Stone Harbor Investment Partners LP
31 West 52nd Street, 16th Floor
New York, NY 10019
(Address of principal executive offices) (Zip code)

Adam J. Shapiro, Esq.
c/o Stone Harbor Investment Partners LP
31 West 52nd Street, 16th Floor
New York, NY 10019
(Name and address of agent for service)

With copies to:

Michael G. Doherty, Esq.
Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

Registrant’s telephone number, including area code: (303) 623-2577

Date of fiscal year end: May 31

Date of reporting period: February 28, 2017

Item 1.	Schedule of Investments.

Stone Harbor Emerging Markets Debt Fund	Statement of Investments
February 28, 2017 (Unaudited)

	Reference Rate	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value Expressed (in USD)

SOVEREIGN DEBT OBLIGATIONS - 75.13%
Angola - 0.82%
Republic of Angola:
		USD	7.00%	08/16/19	1,944,062	$1,999,954
		USD	9.50%	11/12/25	1,001,000	1,015,389	(1)
		USD	9.50%	11/12/25	8,994,000	9,123,289	(2)
						12,138,632

Argentina - 7.05%
Provincia del Chaco		USD	9.38%	08/18/24	3,971,000	3,802,233	(2)
Republic of Argentina:
		EUR	7.82%	12/31/33	26,707,360	29,213,341
		EUR	7.82%	12/31/33	46,628,867	51,312,847
		USD	8.28%	12/31/33	3,989,151	4,158,690
		EUR	0.00%	12/15/35	128,623,109	13,592,274	(3)
		EUR	2.26%	12/31/38	4,229,760	2,739,017	(4)
						104,818,402

Azerbaijan - 2.14%
Republic of Azerbaijan:
		USD	4.75%	03/18/24	2,403,000	2,446,554	(2)
		USD	4.75%	03/18/24	28,905,000	29,428,903	(1)
						31,875,457

Bahrain - 0.29%
Kingdom of Baharain		USD	7.00%	10/12/28	4,110,000	4,297,519	(1)

Brazil - 3.71%
Brazil Minas SPE via State of Minas Gerais:
		USD	5.33%	02/15/28	1,892,000	1,882,540	(1)
		USD	5.33%	02/15/28	22,010,000	21,899,950	(2)
Republic of Brazil:
		USD	2.63%	01/05/23	37,000	34,188
		USD	4.25%	01/07/25	3,320,000	3,265,220
		USD	8.75%	02/04/25	735,000	938,503
		USD	6.00%	04/07/26	17,040,000	18,471,360
		USD	8.25%	01/20/34	5,089,000	6,240,386
		USD	5.63%	01/07/41	705,000	675,919
		USD	5.63%	02/21/47	1,807,000	1,725,685
						55,133,751

Cameroon - 0.12%
Republic of Cameroon		USD	9.50%	11/19/25	1,616,000	1,801,840	(1)

Chile - 0.06%
Republic of Chile		USD	3.13%	03/27/25	881,000	900,822

Colombia - 3.08%
Bogota Distrio Capital		COP	9.75%	07/26/28	638,000,000	234,357	(2)
Republic of Colombia:
		USD	4.38%	07/12/21	9,978,000	10,601,625
		USD	2.63%	03/15/23	2,745,000	2,642,063
		USD	4.00%	02/26/24	21,260,000	21,871,225
		USD	4.50%	01/28/26	4,670,000	4,933,855
		USD	10.38%	01/28/33	1,768,000	2,618,585

Reference Rate	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value Expressed (in USD)
Colombia (continued)
Republic of Colombia: (continued)
	USD	5.63%	02/26/44	2,674,000	$2,900,621
					45,802,331

Costa Rica - 2.41%
Republic of Costa Rica:
	USD	4.25%	01/26/23	11,507,000	11,104,255	(2)
	USD	4.38%	04/30/25	1,920,000	1,800,000	(1)
	USD	4.38%	04/30/25	4,181,000	3,919,687	(2)
	USD	7.00%	04/04/44	2,203,000	2,178,216	(2)
	USD	7.00%	04/04/44	11,287,000	11,160,022	(1)
	USD	7.16%	03/12/45	5,687,000	5,687,000	(2)
					35,849,180

Croatia - 1.91%
Croatian Government:
	USD	6.63%	07/14/20	5,927,000	6,504,882	(2)
	USD	6.38%	03/24/21	3,655,000	4,020,500	(1)
	USD	5.50%	04/04/23	9,459,000	10,182,614	(2)
	USD	6.00%	01/26/24	6,950,000	7,683,225	(1)
					28,391,221

Dominican Republic - 3.12%
Dominican Republic:
	USD	9.04%	01/23/18	1,838,269	1,910,146	(2)
	USD	7.50%	05/06/21	17,382,000	19,207,110	(2)
	USD	6.60%	01/28/24	7,187,000	7,761,960	(2)
	USD	5.88%	04/18/24	3,423,000	3,594,150	(1)
	USD	5.50%	01/27/25	3,290,000	3,364,025	(2)
	USD	6.88%	01/29/26	5,633,000	6,210,382	(2)
	USD	5.95%	01/25/27	3,630,000	3,738,900	(1)
	USD	6.85%	01/27/45	560,000	581,000	(2)
					46,367,673

Ecuador - 1.68%
Republic of Ecuador:
	USD	10.75%	03/28/22	403,000	451,360	(1)
	USD	10.75%	03/28/22	2,543,000	2,848,160	(2)
	USD	7.95%	06/20/24	1,901,000	1,910,505	(1)
	USD	7.95%	06/20/24	12,504,000	12,566,520	(2)
	USD	9.65%	12/13/26	900,000	981,000	(2)
	USD	9.65%	12/13/26	5,669,000	6,179,210	(1)
					24,936,755

Egypt - 0.29%
Republic of Egypt:
	USD	6.13%	01/31/22	2,289,000	2,379,130	(1)
	USD	6.88%	04/30/40	2,071,000	1,964,861	(1)
					4,343,991

El Salvador - 1.15%
Republic of El Salvador:
	USD	7.38%	12/01/19	194,000	197,880	(1)
	USD	7.75%	01/24/23	6,331,000	6,402,224	(2)
	USD	5.88%	01/30/25	443,000	396,485	(1)
	USD	5.88%	01/30/25	1,828,000	1,636,060	(2)
	USD	6.38%	01/18/27	837,000	753,300	(1)
	USD	7.65%	06/15/35	8,304,000	7,670,820	(2)
					17,056,769

	Reference Rate	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value Expressed (in USD)
Ethiopia - 0.18%
Federal Democratic Republic of Ethiopia		USD	6.63%	12/11/24	2,841,000	$2,695,399	(1)

Gabon - 0.91%
Republic of Gabon:
		USD	8.20%	12/12/17	44,000	45,623	(1)
		USD	6.38%	12/12/24	2,507,014	2,406,733	(2)
		USD	6.38%	12/12/24	7,081,935	6,798,658	(1)
		USD	6.95%	06/16/25	4,427,000	4,288,656	(1)
						13,539,670

Georgia - 0.27%
Republic of Georgia		USD	6.88%	04/12/21	3,596,000	4,005,944	(1)

Ghana - 0.94%
Republic of Ghana:
		USD	9.25%	09/15/22	134,000	140,198	(1)
		USD	10.75%	10/14/30	4,116,000	4,844,017	(1)
		USD	10.75%	10/14/30	7,608,000	8,953,665	(2)
						13,937,880

Honduras - 0.21%
Honduras Government		USD	6.25%	01/19/27	3,104,000	3,148,620	(1)

Hungary - 2.16%
Republic of Hungary:
		USD	6.38%	03/29/21	13,392,000	15,057,630
		USD	5.38%	02/21/23	10,658,000	11,763,767
		USD	5.75%	11/22/23	4,696,000	5,324,090
						32,145,487

Indonesia - 2.72%
Republic of Indonesia:
		USD	3.38%	04/15/23	3,585,000	3,585,000	(2)
		USD	5.38%	10/17/23	6,242,000	6,928,620	(2)
		USD	5.88%	01/15/24	4,001,000	4,561,140	(2)
		USD	4.13%	01/15/25	6,424,000	6,600,660	(2)
		USD	4.75%	01/08/26	1,007,000	1,078,119	(2)
		USD	8.50%	10/12/35	5,887,000	8,550,868	(2)
		USD	6.63%	02/17/37	3,628,000	4,480,580	(2)
		USD	5.25%	01/17/42	1,410,000	1,499,006	(2)
		USD	6.75%	01/15/44	969,000	1,246,376	(2)
		USD	5.13%	01/15/45	1,809,000	1,899,450	(2)
						40,429,819

Iraq - 0.33%
Republic of Iraq		USD	5.80%	01/15/28	5,537,000	4,909,935	(2)

Ivory Coast - 2.50%
Ivory Coast Government:
		USD	5.38%	07/23/24	1,314,000	1,278,686	(2)
		USD	5.38%	07/23/24	6,086,000	5,922,439	(1)
		USD	6.38%	03/03/28	1,434,000	1,426,830	(2)
		USD	6.38%	03/03/28	8,745,000	8,701,275	(1)
		USD	5.75%	12/31/32	20,950,440	19,798,166	(2)(4)
						37,127,396

Jamaica - 0.26%
Jamaican Government		USD	8.00%	03/15/39	3,304,000	3,832,640

Jordan - 0.09%
Kingdom of Jordan		USD	5.75%	01/31/27	1,443,000	1,400,612	(1)

	Reference Rate	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value Expressed (in USD)
Kazakhstan - 0.43%
KazAgro National Management Holding JSC		USD	4.63%	05/24/23	4,921,000	$4,816,429	(1)
Republic of Kazakhstan		USD	5.13%	07/21/25	1,487,000	1,611,908	(1)
						6,428,337

Kenya - 0.55%
Republic of Kenya:
		USD	5.88%	06/24/19	733,000	760,487	(1)
		USD	6.88%	06/24/24	418,000	413,820	(2)
		USD	6.88%	06/24/24	7,123,000	7,051,770	(1)
						8,226,077

Lebanon - 1.76%
Lebanese Republic:
		USD	5.15%	11/12/18	2,680,000	2,716,850
		USD	5.45%	11/28/19	1,466,000	1,487,074
		USD	6.38%	03/09/20	8,445,000	8,751,131
		USD	6.25%	11/04/24	7,566,000	7,499,797
		USD	6.60%	11/27/26	2,333,000	2,340,291
		USD	6.75%	11/29/27	3,319,000	3,339,744
						26,134,887

Malaysia - 1.35%
1MDB Global Investments Ltd.		USD	4.40%	03/09/23	21,200,000	20,087,000	(2)

Mexico - 2.78%
United Mexican States:
		USD	4.00%	10/02/23	12,502,000	12,837,991
		USD	3.60%	01/30/25	1,100,000	1,092,850
		USD	4.13%	01/21/26	25,678,000	26,319,950
		USD	4.60%	01/23/46	1,230,000	1,153,125
						41,403,916

Montenegro - 0.23%
Republic of Montenegro		EUR	5.75%	03/10/21	2,991,000	3,357,884	(1)

Namibia - 0.68%
Republic of Namibia:
		USD	5.25%	10/29/25	2,842,000	2,895,287	(2)
		USD	5.25%	10/29/25	7,165,000	7,299,344	(1)
						10,194,631

Nigeria - 0.44%
Republic of Nigeria:
		USD	5.13%	07/12/18	4,991,000	5,065,865	(2)
		USD	7.88%	02/16/32	1,369,000	1,444,295	(1)
						6,510,160

Oman - 0.31%
Oman Government		USD	4.75%	06/15/26	4,629,000	4,545,099	(1)

Panama - 2.42%
Republic of Panama:
		USD	4.00%	09/22/24	1,658,000	1,738,827
		USD	3.75%	03/16/25	7,988,000	8,207,670
		USD	8.88%	09/30/27	1,228,000	1,731,480
		USD	9.38%	04/01/29	15,042,000	21,886,110
		USD	8.13%	04/28/34	1,818,000	2,436,120
						36,000,207

	Reference Rate	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value Expressed (in USD)
Paraguay - 0.36%
Republic of Paraguay		USD	6.10%	08/11/44	5,109,000	$5,306,974	(1)

Peru - 1.21%
Republic of Peru:
		USD	8.75%	11/21/33	7,577,000	11,469,684
		USD	6.55%	03/14/37	5,077,000	6,562,022
						18,031,706

Philippines - 0.92%
Republic of Philippines		USD	9.50%	02/02/30	8,562,000	13,656,390

Poland - 2.03%
Republic of Poland:
		USD	5.00%	03/23/22	2,350,000	2,589,406
		USD	3.00%	03/17/23	1,800,000	1,802,250
		USD	4.00%	01/22/24	5,886,000	6,195,015
		USD	3.25%	04/06/26	19,831,000	19,682,268
						30,268,939

Romania - 0.63%
Romanian Government International Bond:
		USD	6.75%	02/07/22	2,791,000	3,236,164	(1)
		USD	4.38%	08/22/23	942,000	993,810	(2)
		USD	4.38%	08/22/23	4,885,000	5,153,675	(1)
						9,383,649

Russia - 1.84%
Russian Federation:
		USD	5.00%	04/29/20	5,566,000	5,996,669	(1)
		USD	4.88%	09/16/23	7,800,000	8,400,600	(2)
		USD	4.75%	05/27/26	9,600,000	10,075,200	(2)
		USD	12.75%	06/24/28	379,000	665,714	(2)
		USD	5.63%	04/04/42	2,000,000	2,187,500	(2)
						27,325,683

Serbia - 1.06%
Republic of Serbia:
		USD	5.88%	12/03/18	1,305,000	1,375,144	(2)
		USD	4.88%	02/25/20	5,278,000	5,462,730	(1)
		USD	4.88%	02/25/20	8,627,000	8,928,945	(2)
						15,766,819

South Africa - 1.93%
Republic of South Africa:
		USD	5.88%	05/30/22	2,945,000	3,276,312
		USD	5.88%	09/16/25	21,683,000	23,883,825
		USD	4.88%	04/14/26	1,494,000	1,536,579
						28,696,716

Sri Lanka - 1.82%
Republic of Sri Lanka:
		USD	5.13%	04/11/19	427,000	439,590	(1)
		USD	6.25%	10/04/20	3,096,000	3,297,240	(2)
		USD	6.25%	07/27/21	5,058,000	5,396,254	(2)
		USD	5.88%	07/25/22	12,967,000	13,509,993	(1)
		USD	6.85%	11/03/25	4,232,000	4,425,085	(1)
						27,068,162

Suriname - 0.21%
Republic of Suriname		USD	9.25%	10/26/26	3,078,000	3,074,153	(1)

Reference Rate	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value Expressed (in USD)
Turkey - 4.70%
Republic of Turkey:
	USD	7.00%	03/11/19	4,497,000	$4,817,411
	USD	7.00%	06/05/20	3,783,000	4,118,742
	USD	5.63%	03/30/21	3,776,000	3,929,400
	USD	6.25%	09/26/22	13,217,000	14,092,626
	USD	3.25%	03/23/23	4,699,000	4,273,153
	USD	5.75%	03/22/24	3,319,000	3,422,719
	USD	6.00%	03/25/27	14,787,000	15,138,191
	USD	6.88%	03/17/36	6,674,000	7,124,495
	USD	6.75%	05/30/40	3,858,000	4,062,956
	USD	6.00%	01/14/41	686,000	663,705
	USD	4.88%	04/16/43	7,706,000	6,453,775
	USD	6.63%	02/17/45	1,762,000	1,843,493
					69,940,666

Ukraine - 5.44%
Ukraine Government:
	USD	7.75%	09/01/19	1,982,000	1,996,865	(1)
	USD	7.75%	09/01/20	1,380,000	1,374,480	(2)
	USD	7.75%	09/01/20	26,580,000	26,473,680	(1)
	USD	7.75%	09/01/21	879,000	864,387	(2)
	USD	7.75%	09/01/21	15,224,000	14,957,580	(1)
	USD	7.75%	09/01/22	6,700,000	6,499,000	(1)
	USD	7.75%	09/01/22	9,984,000	9,684,480	(2)
	USD	7.75%	09/01/23	6,332,000	6,066,056	(1)
	USD	7.75%	09/01/25	7,571,000	7,082,670	(1)
	USD	7.75%	09/01/26	1,297,000	1,206,210	(2)
	USD	7.75%	09/01/27	5,076,000	4,700,376	(1)
					80,905,784

Uruguay - 2.03%
Republic of Uruguay:
	USD	4.50%	08/14/24	5,356,164	5,711,010
	USD	4.38%	10/27/27	16,653,799	17,236,682
	USD	5.10%	06/18/50	7,639,182	7,228,576
					30,176,268

Venezuela - 1.02%
Republic of Venezuela:
	USD	13.63%	08/15/18	5,908,000	5,309,815	(2)
	USD	7.75%	10/13/19	15,051,900	9,840,180
					15,149,995

Zambia - 0.58%
Republic of Zambia:
	USD	5.38%	09/20/22	669,000	621,752	(1)
	USD	5.38%	09/20/22	8,616,000	8,007,495	(2)
	USD	8.50%	04/14/24	1,000	1,042	(1)
					8,630,289

TOTAL SOVEREIGN DEBT OBLIGATIONS					1,117,158,136
(Cost $1,087,231,979)

BANK LOANS - 1.38%
Brazil - 1.38%
Banco de Investimentos Credit Suisse Brasil SA - Brazil Loan Tranche A	USD	6.25%	01/10/18	9,300,000	9,400,888
Banco de Investimentos Credit Suisse Brasil SA - Brazil Loan Tranche B	USD	6.25%	01/10/18	10,950,000	11,068,787
					20,469,675

	Reference Rate	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value Expressed (in USD)
Indonesia - 0.00%(5)
PT Bakrie & Brothers TBK		USD	N/A	11/25/14	624,912	$93,737	(6)

TOTAL BANK LOANS						20,563,412
(Cost $20,499,965)

CORPORATE BONDS - 19.07%
Argentina - 0.58%
Arcor SAIC		USD	6.00%	07/06/23	1,241,000	1,317,011	(1)
Cablevision SA		USD	6.50%	06/15/21	1,445,000	1,515,444	(1)
Pampa Energia SA		USD	7.50%	01/24/27	1,674,000	1,695,343	(1)
Petrobras Argentina SA		USD	7.38%	07/21/23	1,559,000	1,617,463	(1)
YPF SA		USD	8.75%	04/04/24	2,236,000	2,464,519	(1)
						8,609,780

Azerbaijan - 0.61%
Southern Gas Corridor CJSC		USD	6.88%	03/24/26	1,234,000	1,363,570	(1)
State Oil Co. of the Azerbaijan Republic:
		USD	4.75%	03/13/23	4,218,000	4,170,547
		USD	6.95%	03/18/30	3,250,000	3,501,875
						9,035,992

Brazil - 1.52%
Cosan Luxembourg SA		USD	7.00%	01/20/27	2,178,000	2,292,345	(1)
ESAL GmbH		USD	6.25%	02/05/23	1,785,000	1,820,700	(1)
GTL Trade Finance, Inc.		USD	5.89%	04/29/24	986,000	994,549	(1)
Marfrig Holdings Europe BV		USD	8.00%	06/08/23	3,220,000	3,379,390	(1)
Minerva Luxembourg SA		USD	6.50%	09/20/26	2,370,000	2,345,708	(1)
Petrobras Global Finance BV:
		USD	8.38%	05/23/21	2,787,000	3,116,423
		USD	8.75%	05/23/26	6,833,000	7,769,121
Rumo Luxembourg Sarl		USD	7.38%	02/09/24	872,000	894,890	(1)
						22,613,126

Chile - 0.99%
Banco del Estado de Chile		USD	3.88%	02/08/22	2,888,000	3,010,740	(1)
Codelco, Inc.:
		USD	3.00%	07/17/22	3,008,000	3,034,320	(1)
		USD	6.15%	10/24/36	7,295,000	8,658,253	(2)
						14,703,313

China - 1.70%
Sinochem Overseas Capital Co. Ltd.		USD	6.30%	11/12/40	3,836,000	4,828,565	(2)
Sinopec Group Overseas Development Ltd.:
		USD	3.90%	05/17/22	6,709,000	6,968,974	(1)
		USD	4.38%	10/17/23	2,765,000	2,942,267	(2)
		USD	4.38%	04/10/24	2,481,000	2,634,710	(1)
		USD	3.50%	05/03/26	3,130,000	3,100,609	(1)
Three Gorges Finance I Cayman Islands Ltd.		USD	3.15%	06/02/26	4,960,000	4,863,900	(1)
						25,339,025

Costa Rica - 0.22%
Banco Nacional de Costa Rica		USD	5.88%	04/25/21	3,237,000	3,338,156	(1)

Ecuador - 0.27%
EP PetroEcuador via Noble Sovereign Funding I Ltd.	Libor+5.63%	USD	6.63%	09/24/19	3,858,105	3,959,381	(3)

Ghana - 0.09%
Tullow Oil PLC		USD	6.25%	04/15/22	1,450,000	1,353,937	(2)

	Reference Rate	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value Expressed (in USD)
India - 0.24%
Vedanta Resources PLC:
		USD	8.25%	06/07/21	186,000	$203,864	(1)
		USD	6.38%	07/30/22	3,296,000	3,374,280	(1)
						3,578,144

Indonesia - 1.70%
Pertamina Persero PT:
		USD	5.25%	05/23/21	2,555,000	2,748,860	(2)
		USD	4.88%	05/03/22	5,728,000	6,044,071	(1)
		USD	6.00%	05/03/42	814,000	856,198	(1)
		USD	6.00%	05/03/42	2,229,000	2,344,551	(2)
		USD	5.63%	05/20/43	4,525,000	4,563,372	(2)
		USD	6.45%	05/30/44	7,817,000	8,655,727	(2)
						25,212,779

Jamaica - 0.21%
Digicel Group Ltd.:
		USD	8.25%	09/30/20	158,000	140,423	(1)
		USD	7.13%	04/01/22	3,739,000	3,046,163	(1)
						3,186,586

Kazakhstan - 0.98%
KazMunayGas National Co. JSC:
		USD	7.00%	05/05/20	1,110,000	1,226,550	(1)
		USD	7.00%	05/05/20	1,434,000	1,584,570	(2)
		USD	6.38%	04/09/21	3,416,000	3,759,308	(2)
		USD	6.38%	04/09/21	7,298,000	8,031,449	(1)
						14,601,877

Macau - 0.09%
Studio City Co. Ltd.		USD	7.25%	11/30/21	1,237,000	1,326,645	(1)

Malaysia - 0.79%
Petronas Capital Ltd.:
		USD	3.50%	03/18/25	6,475,000	6,632,132	(1)
		USD	4.50%	03/18/45	4,721,000	5,080,101	(1)
						11,712,233

Mexico - 6.02%
Banco Nacional de Comercio Exterior SNC:
		USD	3.80%	08/11/26	5,537,000	5,398,575	(2)(3)
		USD	3.80%	08/11/26	5,681,000	5,538,975	(1)(3)
Cemex SAB de CV:
		USD	6.13%	05/05/25	1,872,000	1,966,910	(1)
		USD	7.75%	04/16/26	1,933,000	2,167,280	(1)
Comision Federal de Electricidad:
		USD	4.88%	01/15/24	1,572,000	1,611,300	(1)
		USD	4.75%	02/23/27	2,073,000	2,054,861	(1)
Petroleos Mexicanos:
		USD	6.00%	03/05/20	1,351,000	1,453,676
		USD	5.50%	01/21/21	574,000	606,115
		USD	6.38%	02/04/21	1,991,000	2,167,204
		USD	4.88%	01/24/22	1,617,000	1,653,383
	L+3.65%	USD	4.77%	03/11/22	3,067,000	3,229,014	(1)(3)
		USD	5.38%	03/13/22	1,140,000	1,192,440	(1)
		USD	4.88%	01/18/24	2,457,000	2,472,479
		EUR	5.50%	02/24/25	2,005,000	2,381,252	(2)
		USD	4.50%	01/23/26	1,761,000	1,663,969
		USD	6.88%	08/04/26	16,637,000	18,212,524
		USD	6.50%	03/13/27	2,835,000	3,009,353	(1)
		USD	9.50%	09/15/27	1,085,000	1,313,392

Reference Rate	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value Expressed (in USD)
Mexico (continued)
Petroleos Mexicanos: (continued)
	USD	6.63%	06/15/35	335,000	$339,187
	USD	6.50%	06/02/41	8,520,000	8,242,248
	USD	5.50%	06/27/44	2,986,000	2,565,571
	USD	6.38%	01/23/45	8,534,000	8,089,805
	USD	5.63%	01/23/46	1,088,000	941,066
	USD	6.75%	09/21/47	11,030,000	10,905,913
Sixsigma Networks Mexico SA de CV	USD	8.25%	11/07/21	364,000	351,260	(1)
					89,527,752

Morocco - 0.34%
OCP SA:
	USD	5.63%	04/25/24	3,977,000	4,210,648	(1)
	USD	4.50%	10/22/25	913,000	893,599	(1)
					5,104,247

Peru - 0.20%
Peru Payroll Deduction Finance Ltd.	USD	N/A	11/01/29	3,863,731	2,936,435	(7)

Russia - 0.37%
Sberbank of Russia PJSC	USD	5.50%	02/26/24	5,278,000	5,462,730	(1)(3)

Venezuela - 2.15%
Petroleos de Venezuela:
	USD	6.00%	05/16/24	79,198,620	31,283,455	(2)
	USD	6.00%	11/15/26	1,779,143	673,317	(2)
					31,956,772

TOTAL CORPORATE BONDS					283,558,910
(Cost $272,284,094)

CREDIT LINKED NOTES - 0.46%
Iraq - 0.46%
Republic of Iraq (Counterparty: Bank of America - Merrill Lynch):
	JPY	2.59%	01/01/28	712,496,731	4,662,035	(3)
	JPY	2.86%	01/01/28	325,488,161	2,129,747	(3)
					6,791,782

TOTAL CREDIT LINKED NOTES					6,791,782
(Cost $9,564,985)

SHORT TERM INVESTMENTS - 3.18%
Money Market Mutual Funds - 3.18%
State Street Institutional Liquid Reserves Fund (7-Day Yield)	USD	0.76%	N/A	47,308,150	47,312,880

TOTAL SHORT TERM INVESTMENTS					47,312,880
(Cost $47,308,298)

Total Investments - 99.22%					1,475,385,120
(Cost $1,436,889,321)
Other Assets In Excess of Liabilities - 0.78%					11,570,718	(8)

Net Assets - 100.00%					$1,486,955,838

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
COP - Colombian Peso
EUR - Euro Currency
JPY - Japanese Yen
USD - United States Dollar

(1)
Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $388,841,017, which represents approximately 26.15% of net assets as of February 28, 2017.

(2)
Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of February 28, 2017, the aggregate market value of those securities was $404,831,533, which represents approximately 27.23% of net assets.

(3)	Floating or variable rate security. Interest rate disclosed is that which is in effect as of February 28, 2017.
(4)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of February 28, 2017.
(5)	Amount represents less than 0.005% of net assets.
(6)	Security is in default and therefore is non-income producing.
(7)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(8)	Includes cash which is being held as collateral for forward foreign currency contracts.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Foreign Currency	Contracted Amount**	Purchase/Sale Contract	Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)

J.P. Morgan Chase & Co.	EUR	118,715,166	Sale	03/10/17	$125,829,793	$1,943,352
J.P. Morgan Chase & Co.	EUR	786,415	Purchase	03/10/17	833,545	2,567
						$1,945,919

J.P. Morgan Chase & Co.	EUR	18,148,811	Purchase	03/10/17	$19,236,473	$(150,756)
J.P. Morgan Chase & Co.	JPY	736,193,700	Sale	03/10/17	6,556,037	(49,714)
						$(200,470)

**	The contracted amount is stated in the currency in which the contract is denominated.

See Notes to Quarterly Statement of Investments

Stone Harbor High Yield Bond Fund	Statement of Investments
February 28, 2017 (Unaudited)

Reference Rate	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)

CORPORATE BONDS - 88.26%
Automotive - 2.54%
Dana Financing Luxembourg Sarl	USD	6.50%	06/01/26	1,310,000	$1,395,150	(1)
Fiat Chrysler Automobiles NV	USD	5.25%	04/15/23	995,000	1,036,044
MPG Holdco I, Inc.	USD	7.38%	10/15/22	1,535,000	1,666,089
ZF North America Capital, Inc.	USD	4.75%	04/29/25	1,325,000	1,369,719	(1)
					5,467,002

Building Products - 4.05%
Griffon Corp.	USD	5.25%	03/01/22	1,530,000	1,547,212
NCI Building Systems, Inc.	USD	8.25%	01/15/23	995,000	1,087,037	(1)
Norbord, Inc.	USD	6.25%	04/15/23	1,005,000	1,067,813	(1)
RSI Home Products, Inc.	USD	6.50%	03/15/23	1,275,000	1,332,235	(1)
Standard Industries, Inc.	USD	5.38%	11/15/24	1,145,000	1,182,670	(1)
Summit Materials LLC / Summit Materials Finance Corp.	USD	6.13%	07/15/23	1,110,000	1,159,950
US Concrete, Inc.	USD	6.38%	06/01/24	1,245,000	1,322,813
					8,699,730

Capital Goods - 1.34%
SPX FLOW, Inc.	USD	5.63%	08/15/24	1,470,000	1,514,100	(1)
Terex Corp.	USD	5.63%	02/01/25	1,320,000	1,356,300	(1)
					2,870,400

Chemicals - 2.18%
CF Industries, Inc.	USD	5.15%	03/15/34	1,540,000	1,466,850
Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc.	USD	6.75%	05/01/22	945,000	999,338	(1)
Valvoline, Inc.	USD	5.50%	07/15/24	660,000	697,950	(1)
Versum Materials, Inc.	USD	5.50%	09/30/24	1,460,000	1,531,175	(1)
					4,695,313

Consumer Products - 2.00%
Energizer SpinCo, Inc.	USD	5.50%	06/15/25	1,095,000	1,136,062	(1)
Revlon Consumer Products Corp.:
	USD	5.75%	02/15/21	895,000	906,188
	USD	6.25%	08/01/24	1,175,000	1,210,250
Spectrum Brands, Inc.	USD	6.13%	12/15/24	980,000	1,047,718
					4,300,218

Reference Rate	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Containers/Packaging - 3.56%
Albea Beauty Holdings SA	USD	8.38%	11/01/19	1,156,000	$1,206,575	(1)
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc.	USD	7.25%	05/15/24	1,455,000	1,591,406	(1)
Berry Plastics Corp.	USD	6.00%	10/15/22	500,000	531,250
BWAY Holdings Co.	USD	9.13%	08/15/21	1,150,000	1,253,500	(1)
Flex Acquisition Co. Inc.	USD	6.88%	01/15/25	790,000	809,256	(1)
Owens-Brockway Glass Container, Inc.	USD	5.88%	08/15/23	965,000	1,037,978	(1)
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc.	USD	6.38%	05/01/22	1,195,000	1,233,838	(1)
					7,663,803

Drillers/Services - 2.38%
FTS International, Inc.	USD	6.25%	05/01/22	1,030,000	978,500
Parker Drilling Co.	USD	7.50%	08/01/20	1,180,000	1,156,400
Rowan Cos, Inc.	USD	7.38%	06/15/25	1,342,000	1,395,680
SESI LLC	USD	7.13%	12/15/21	1,530,000	1,579,725
					5,110,305

Electric - 4.55%
Calpine Corp.	USD	5.75%	01/15/25	1,490,000	1,481,805
Dynegy, Inc.:
	USD	6.75%	11/01/19	1,360,000	1,407,600
	USD	8.00%	01/15/25	1,210,000	1,155,550	(1)
GenOn Energy, Inc.	USD	9.50%	10/15/18	2,622,000	2,018,940
NRG Energy, Inc.	USD	6.25%	07/15/22	1,735,000	1,771,869
Talen Energy Supply LLC	USD	4.63%	07/15/19	2,000,000	1,955,000	(1)
					9,790,764

Exploration & Production - 8.47%
Callon Petroleum Co.	USD	6.13%	10/01/24	935,000	979,412	(1)
Continental Resources, Inc.:
	USD	5.00%	09/15/22	1,025,000	1,048,062
	USD	4.90%	06/01/44	1,145,000	1,010,463
Denbury Resources, Inc.	USD	9.00%	05/15/21	928,000	1,004,560	(1)
Diamondback Energy, Inc.	USD	4.75%	11/01/24	1,585,000	1,596,887	(1)
EP Energy LLC / Everest Acquisition Finance, Inc.:
	USD	6.38%	06/15/23	1,210,000	1,013,375
	USD	8.00%	02/15/25	905,000	883,506	(1)
Series WI	USD	9.38%	05/01/20	503,000	494,198
Laredo Petroleum, Inc.	USD	5.63%	01/15/22	800,000	810,000
Midstates Petroleum	USD	10.75%	12/31/49	981,000	0	(2)
Murphy Oil Corp.:
	USD	4.70%	12/01/22	725,000	714,125
	USD	6.88%	08/15/24	605,000	649,165
Oasis Petroleum, Inc.	USD	6.88%	03/15/22	1,410,000	1,445,250
QEP Resources, Inc.	USD	5.38%	10/01/22	1,577,000	1,592,770
Range Resources Corp.	USD	5.00%	03/15/23	1,075,000	1,044,094	(1)
RSP Permian, Inc.	USD	5.25%	01/15/25	690,000	708,975	(1)
SM Energy Co.:
	USD	6.13%	11/15/22	1,205,000	1,220,063
	USD	5.63%	06/01/25	520,000	494,650
Southwestern Energy Co.	USD	6.70%	01/23/25	1,550,000	1,491,875
					18,201,430

Reference Rate	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Financial Other - 0.09%
Quicken Loans, Inc.	USD	5.75%	05/01/25	190,000	$188,100	(1)

Food & Beverage - 3.30%
Dean Foods Co.	USD	6.50%	03/15/23	1,510,000	1,577,950	(1)
JBS USA LUX SA / JBS USA Finance, Inc.:
	USD	7.25%	06/01/21	220,000	227,700	(1)
	USD	7.25%	06/01/21	565,000	584,775	(1)
Pilgrim's Pride Corp.	USD	5.75%	03/15/25	1,600,000	1,652,000	(1)
Pinnacle Foods Finance LLC / Pinnacle Food Finance Corp., Series WI	USD	5.88%	01/15/24	935,000	993,437
Post Holdings, Inc.:
	USD	5.50%	03/01/25	1,075,000	1,097,844	(1)
	USD	5.00%	08/15/26	1,005,000	970,453	(1)
					7,104,159

Gaming - 3.25%
Boyd Gaming Corp., Series WI	USD	6.38%	04/01/26	830,000	899,512
Golden Nugget, Inc.	USD	8.50%	12/01/21	985,000	1,056,412	(1)
Jacobs Entertainment, Inc.	USD	7.88%	02/01/24	1,450,000	1,493,500	(1)
MGM Resorts International	USD	6.63%	12/15/21	1,088,000	1,217,200
Pinnacle Entertainment, Inc.	USD	5.63%	05/01/24	1,315,000	1,341,300	(1)
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.	USD	6.13%	08/15/21	965,000	989,415	(1)
					6,997,339

Healthcare - 6.00%
Amsurg Corp.	USD	5.63%	07/15/22	980,000	1,024,100
Endo Finance LLC / Endo Ltd. / Endo Finco, Inc.	USD	6.00%	02/01/25	1,900,000	1,707,625	(1)
Envision Healthcare Corp.	USD	6.25%	12/01/24	550,000	584,375	(1)
HCA, Inc.:
	USD	5.38%	02/01/25	1,550,000	1,625,563
	USD	5.25%	06/15/26	1,000,000	1,060,000
HealthSouth Corp.	USD	5.75%	11/01/24	1,280,000	1,312,000
IASIS Healthcare LLC / IASIS Capital Corp.	USD	8.38%	05/15/19	1,532,000	1,505,190
Mallinckrodt International Finance SA / Mallinckrodt CB LLC	USD	5.63%	10/15/23	1,414,000	1,364,510	(1)
Valeant Pharmaceuticals International, Inc.:
	USD	7.00%	10/01/20	685,000	642,187	(1)
	USD	5.88%	05/15/23	2,570,000	2,080,094	(1)
					12,905,644

Home Builders - 0.21%
Lennar Corp.	USD	4.75%	11/15/22	439,000	453,707

Industrial Other - 2.53%
AECOM:
	USD	5.75%	10/15/22	815,000	862,881
	USD	5.13%	03/15/27	780,000	794,547	(1)
Cleaver-Brooks, Inc.	USD	8.75%	12/15/19	1,151,000	1,202,795	(1)
Manitowoc Foodservice, Inc.	USD	9.50%	02/15/24	715,000	830,294
MasTec, Inc.	USD	4.88%	03/15/23	1,733,000	1,741,665
					5,432,182

Reference Rate	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Leisure - 1.34%
AMC Entertainment Holdings, Inc.	USD	5.75%	06/15/25	1,385,000	$1,438,669
Cinemark USA, Inc.:
	USD	5.13%	12/15/22	740,000	765,900
	USD	4.88%	06/01/23	646,000	665,380
					2,869,949

Media Cable - 8.87%
Cable One, Inc.	USD	5.75%	06/15/22	1,405,000	1,471,737	(1)
Cablevision Systems Corp.	USD	5.88%	09/15/22	3,310,000	3,405,163
CCO Holdings LLC / CCO Holdings Capital Corp.:
	USD	5.13%	05/01/27	1,450,000	1,508,000	(1)
	USD	5.50%	05/01/26	2,810,000	2,989,137	(1)
DISH DBS Corp.	USD	7.75%	07/01/26	3,470,000	4,085,925
Quebecor Media, Inc.	USD	5.75%	01/15/23	1,066,000	1,140,620
SFR Group SA	USD	7.38%	05/01/26	945,000	982,800	(1)
Unitymedia GmbH	USD	6.13%	01/15/25	715,000	759,688	(1)
UPCB Finance IV Ltd.	USD	5.38%	01/15/25	1,030,000	1,058,325	(1)
Virgin Media Finance PLC	USD	6.00%	10/15/24	1,585,000	1,672,175	(1)
					19,073,570

Media Other - 5.55%
Block Communications, Inc.	USD	6.88%	02/15/25	1,210,000	1,282,721	(1)
Gray Television, Inc.:
	USD	5.13%	10/15/24	315,000	311,850	(1)
	USD	5.88%	07/15/26	1,520,000	1,545,186	(1)
LIN Television Corp.	USD	5.88%	11/15/22	1,550,000	1,615,875
Nexstar Broadcasting, Inc.	USD	5.63%	08/01/24	1,475,000	1,511,875	(1)
Sinclair Television Group, Inc.	USD	5.63%	08/01/24	1,790,000	1,845,938	(1)
TEGNA, Inc.	USD	6.38%	10/15/23	1,454,000	1,553,962
Tribune Media Co.	USD	5.88%	07/15/22	2,200,000	2,257,750
					11,925,157

Metals/Mining/Steel - 4.23%
Anglo American Capital PLC:
	USD	4.88%	05/14/25	565,000	589,013	(1)
	USD	4.13%	09/27/22	1,545,000	1,579,762	(1)
Freeport-McMoRan, Inc.:
	USD	3.55%	03/01/22	1,490,000	1,389,276
	USD	5.40%	11/14/34	945,000	833,962
Hudbay Minerals, Inc.	USD	7.25%	01/15/23	1,245,000	1,335,262	(1)
Kaiser Aluminum Corp.	USD	5.88%	05/15/24	1,265,000	1,331,413
New Gold, Inc.	USD	6.25%	11/15/22	850,000	862,750	(1)
Novelis Corp.	USD	6.25%	08/15/24	1,101,000	1,169,813	(1)
					9,091,251

Paper/Forest Products - 2.41%
Boise Cascade Co.	USD	5.63%	09/01/24	1,245,000	1,279,237	(1)
Cascades, Inc.	USD	5.50%	07/15/22	1,155,000	1,178,100	(1)
Louisiana-Pacific Corp.	USD	4.88%	09/15/24	1,290,000	1,302,900
Mercer International, Inc.	USD	7.75%	12/01/22	1,310,000	1,411,525
					5,171,762

Reference Rate	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Restaurants - 0.54%
Landry's, Inc.	USD	6.75%	10/15/24	1,110,000	$1,157,175	(1)

Retail Food/Drug - 1.77%
Albertsons Cos LLC / Safeway, Inc. / New Albertson's Inc / Albertson's LLC	USD	6.63%	06/15/24	795,000	842,700	(1)
Fresh Market, Inc.	USD	9.75%	05/01/23	830,000	695,125	(1)
Safeway, Inc.	USD	7.25%	02/01/31	1,268,000	1,280,680
Tops Holding LLC / Tops Markets II Corp.	USD	8.00%	06/15/22	1,185,000	983,550	(1)
					3,802,055

Retail Non Food/Drug - 2.20%
Hot Topic, Inc.	USD	9.25%	06/15/21	1,075,000	1,096,500	(1)
JC Penney Corp., Inc.	USD	7.40%	04/01/37	930,000	757,950
L Brands, Inc.	USD	6.88%	11/01/35	1,205,000	1,164,331
PetSmart, Inc.	USD	7.13%	03/15/23	1,740,000	1,711,725	(1)
					4,730,506

Technology - 5.19%
Artesyn Embedded Technologies, Inc.	USD	9.75%	10/15/20	900,000	886,500	(1)
Diamond 1 Finance Corp. / Diamond 2 Finance Corp	USD	7.13%	06/15/24	510,000	563,789	(1)
Diebold Nixdorf, Inc., Series WI	USD	8.50%	04/15/24	1,035,000	1,139,794
Micron Technology, Inc.	USD	5.50%	02/01/25	1,335,000	1,385,062
NCR Corp.	USD	5.00%	07/15/22	944,000	971,140
Nuance Communication	USD	5.63%	12/15/26	995,000	1,018,631	(1)
PTC, Inc.	USD	6.00%	05/15/24	775,000	829,250
Seagate HDD Cayman	USD	4.88%	06/01/27	1,945,000	1,821,518
Symantec Corp.	USD	5.00%	04/15/25	875,000	899,093	(1)
Western Digital Corp.	USD	10.50%	04/01/24	1,070,000	1,253,238
Zayo Group LLC / Zayo Capital, Inc.	USD	5.75%	01/15/27	375,000	397,425	(1)
					11,165,440

Textile/Apparel - 0.46%
Levi Strauss & Co.	USD	5.00%	05/01/25	968,000	993,410

Transportation Other - 0.61%
XPO Logistics, Inc.	USD	6.50%	06/15/22	1,250,000	1,317,188	(1)

Wireless - 4.08%
Altice Luxembourg SA	USD	7.75%	05/15/22	935,000	996,944	(1)
Sprint Capital Corp.	USD	8.75%	03/15/32	3,230,000	3,884,075
T-Mobile USA, Inc.	USD	6.50%	01/15/26	1,510,000	1,662,887
Wind Acquisition Finance SA:
	USD	4.75%	07/15/20	760,000	776,150	(1)
	USD	7.38%	04/23/21	1,395,000	1,456,031	(1)
					8,776,087

Wirelines - 4.56%
CenturyLink, Inc.:
	USD	7.65%	03/15/42	1,030,000	947,600
Series WI	USD	5.63%	04/01/25	695,000	678,494

	Reference Rate	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Wirelines (continued)
Cogent Communications Group, Inc.		USD	5.38%	03/01/22	950,000	$992,750	(1)
Frontier Communications Corp.:
		USD	6.25%	09/15/21	830,000	796,800
		USD	9.00%	08/15/31	2,455,000	2,191,087
GCI, Inc.		USD	6.88%	04/15/25	916,000	954,930
Level 3 Communications, Inc.:
		USD	5.75%	12/01/22	1,400,000	1,454,250
		USD	5.25%	03/15/26	485,000	492,275	(1)
Windstream Services LLC		USD	7.50%	04/01/23	1,341,000	1,293,931
						9,802,117

TOTAL CORPORATE BONDS						189,755,763
(Cost $182,546,597)

BANK LOANS - 6.45%(3)
Aerospace/Defense - 0.27%
Accudyne Industries Borrower SCA (fka Silver II US Holdings) - Refinancing Term Loan	Libor+3.00%	USD	4.00%	12/13/19	614,798	587,363

Building Products - 0.61%
Beacon Roofing Supply, Inc. - Initial Term Loan	Libor+2.75%	USD	3.71%	10/01/22	495,250	499,274
Summit Materials, LLC - Restatement Effective Date Term Loan	Libor+2.75%	USD	3.68%	07/17/22	807,700	817,039
						1,316,313

Chemicals - 1.23%
Axalta Coating Systems Dutch Holding B B.V. (Axalta Coatng Systems U.S. Holdings, Inc.) - Term B-1 Dollar Loan	Libor+2.50%	USD	3.50%	02/01/23	736,272	746,111
INEOS Styrolution US Holding LLC (fka Styrolution US Holding LLC) - 2021 Dollar Term Loan (First Lien)	Libor+3.75%	USD	4.75%	09/30/21	789,963	798,356
MacDermid, Incorporated (Platform Specialty Products Corporation) -Tranche B-5 Term Loan	Libor+3.50%	USD	4.50%	06/07/20	1,087,050	1,101,997
						2,646,464

Containers/Packaging - 0.60%
Flex Acquisition Co., Inc. (aka Novalex) - Initial Term Loan	Libor+3.25%	USD	4.25%	12/29/23	1,280,000	1,291,800

Diversified Manufacturing - 0.42%
Blount International, Inc. - Initial Term Loan	Libor+6.25%	USD	7.25%	04/12/23	890,298	900,314

Food & Beverage - 0.46%
Hostess Brands, LLC - 2016 Refinancing Term B Loan (First Lien)	Libor+3.00%	USD	4.00%	08/03/22	975,100	989,269

Healthcare - 0.25%
Air Medical Group Holdings, Inc. - Initial Term Loan	Libor+3.25%	USD	L+3.25%	04/28/22	530,000	530,276	(4)

	Reference Rate	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Industrial Other - 1.36%
Filtration Group Corporation - Term Loan (First Lien)	Libor+3.25%	USD	L+3.25%	11/21/20	1,060,526	$1,071,463	(4)
Gates Global LLC - Initial Dollar Term Loan	Libor+3.25%	USD	4.25%	07/06/21	1,400,517	1,403,800
Manitowoc Foodservice, Inc. - Term B Loan	Libor+4.75%	USD	5.75%	03/03/23	431,538	437,068
						2,912,331

Metals/Mining/Steel - 0.25%
FMG Resources (August 2006) Pty LTD (FMG America Finance, Inc.) Loan	Libor+2.75%	USD	3.75%	06/30/19	542,899	546,531

Technology - 0.49%
Cortes NP Acquistion Corporation (Vertiv Co.) Initial Term Loan	Libor+5.00%	USD	6.03%	11/30/23	1,035,409	1,045,110

Utility Other - 0.51%
Lightstone Holdco LLC - Initial Term B Loan	Libor+5.50%	USD	6.54%	01/30/24	981,522	995,018
Lightstone Holdco LLC - Initial Term C Loan	Libor+5.50%	USD	6.54%	01/30/24	93,478	94,763
						1,089,781

TOTAL BANK LOANS						13,855,552
(Cost $13,665,606)

COMMON/PREFERRED STOCKS - 0.94%
Denbury Resources, Inc.		USD			47,950	129,945	(5)
Halcon Resources Corp.		USD			35,619	288,514	(5)
Midstates Petroleum Co. Inc		USD			456	9,088	(5)
NRG Energy, Inc.		USD			10,061	166,610
Quicksilver, Inc.		USD			10,219	195,791	(5)
Quiksilver Escrow		USD			521,000	0	(5)
Vistra Energy Corp.		USD			75,699	1,223,296
Vistra Energy Corp. (fka TCEH Corp.) Escrow Bond		USD			4,540,167	0	(5)

TOTAL COMMON/PREFERRED STOCKS						2,013,244
(Cost $2,229,154)

WARRANTS - 0.04%
Electric - 0.03%
Vistra Energy Corp.
expires 10/01/2020, strike price $1.350		USD			75,699	75,699

Exploration & Production - 0.01%
Halcon Resources Corp.
expires 09/09/2020, strike price $0.010		USD			9,675	19,254

Midstates Petroleum
expires 04/21/2020, strike price $0.010		USD			3,236	32

Reference Rate	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Transportation Other - 0.00%(6)
General Maritime Corp.
expires 05/17/2017, strike price $0.010	USD			2,984	$0

TOTAL WARRANTS					94,985
(Cost $102,323)

SHORT TERM INVESTMENTS - 2.52%
Money Market Mutual Funds - 2.52%
State Street Institutional Liquid Reserves Fund (7-Day Yield)	USD	0.76%	N/A	5,422,459	5,423,001

TOTAL SHORT TERM INVESTMENTS					5,423,001
(Cost $5,421,767)

Total Investments - 98.21%					211,142,545
(Cost $203,965,447)
Other Assets in Excess of Liabilities - 1.79%					3,847,429

Net Assets - 100.00%					$214,989,974

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
USD - United States Dollar

(1)
Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $91,902,588, which represents approximately 42.75% of net assets as of February 28, 2017.

(2)	Security is in default and therefore is non-income producing.
(3)
Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate ("LIBOR") or (iii) the Certificate of Deposit rate. Bank Loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.

(4)
All or a portion of this position has not settled as of February 28, 2017. The interest rate shown represents the stated spread over the London Interbank Offered Rate ("LIBOR" or "L") or the Euro Interbank Offered Rate ("EURIBOR" or "E") or the applicable LIBOR/EURIBOR floor; the Fund will not accrue interest until the settlement date, at which point LIBOR/EURIBOR will be established.

(5)	Non-income producing security.
(6)	Amount represents less than 0.005% of net assets.

See Notes to Quarterly Statement of Investments

Stone Harbor Local Markets Fund	Statement of Investments
February 28, 2017 (Unaudited)

	Reference Rate	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value Expressed (in USD)

SOVEREIGN DEBT OBLIGATIONS - 75.87%
Argentina - 1.58%
Republic of Argentina:
		ARS	15.50%	10/17/26	98,236,000	$6,997,468
		EUR	7.82%	12/31/33	2,810,004	3,073,670
		EUR	7.82%	12/31/33	3,905,382	4,297,687
						14,368,825

Brazil - 9.90%
Nota Do Tesouro Nacional:
		BRL	10.00%	01/01/21	122,728,000	39,396,643
		BRL	10.00%	01/01/23	24,938,000	7,949,180
		BRL	10.00%	01/01/25	120,338,000	38,289,038
		BRL	10.00%	01/01/27	13,930,000	4,418,354
						90,053,215

Chile - 0.25%
Republic of Chile		CLP	4.50%	02/28/21	1,440,000,000	2,285,270

Colombia - 7.11%
Bogota Distrio Capital		COP	9.75%	07/26/28	62,776,000,000	23,059,526	(1)
Republic of Colombia:
		COP	7.75%	04/14/21	24,451,000,000	8,805,583
		COP	4.38%	03/21/23	2,013,000,000	621,652
		COP	10.00%	07/24/24	24,599,700,000	9,949,379
		COP	9.85%	06/28/27	33,767,000,000	14,192,932
Titulos De Tesoreira:
		COP	5.00%	11/21/18	11,208,600,000	3,754,406
		COP	11.00%	07/24/20	10,975,500,000	4,259,565
						64,643,043

Indonesia - 10.60%
Republic of Indonesia:
		IDR	8.25%	07/15/21	115,767,000,000	8,997,638
		IDR	7.00%	05/15/22	233,030,000,000	17,290,368
		IDR	5.63%	05/15/23	34,887,000,000	2,374,166
		IDR	11.00%	09/15/25	86,142,000,000	7,782,848
		IDR	8.38%	09/15/26	21,017,000,000	1,676,033
		IDR	6.13%	05/15/28	149,010,000,000	9,696,656
		IDR	9.00%	03/15/29	169,452,000,000	13,704,443
		IDR	8.75%	05/15/31	13,809,000,000	1,103,861
		IDR	8.25%	06/15/32	189,700,000,000	14,494,596
		IDR	6.63%	05/15/33	129,002,000,000	8,424,210
		IDR	8.38%	03/15/34	141,460,000,000	10,874,578
						96,419,397

Malaysia - 7.24%
Malaysian Government:
		MYR	4.01%	09/15/17	1,550,000	350,784
		MYR	3.31%	10/31/17	8,690,000	1,959,943
		MYR	3.26%	03/01/18	10,130,000	2,284,087
		MYR	3.58%	09/28/18	45,400,000	10,286,883
		MYR	3.65%	10/31/19	31,860,000	7,204,307
		MYR	3.62%	11/30/21	44,530,000	9,994,177
		MYR	3.48%	03/15/23	49,880,000	10,970,409
		MYR	4.18%	07/15/24	53,160,000	12,128,622
		MYR	3.96%	09/15/25	10,692,000	2,382,823

Reference Rate	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value Expressed (in USD)
Malaysia (continued)
Malaysian Government: (continued)
	MYR	4.39%	04/15/26	16,370,000	$3,745,928
	MYR	3.90%	11/30/26	4,280,000	949,986
	MYR	4.50%	04/15/30	11,870,000	2,680,024
	MYR	3.84%	04/15/33	4,270,000	891,989
					65,829,962

Mexico - 4.75%
Mexican Bonos:
	MXN	8.00%	12/07/23	99,070,000	5,149,573
	MXN	10.00%	12/05/24	68,560,900	3,968,186
	MXN	5.75%	03/05/26	74,230,000	3,312,022
	MXN	8.50%	05/31/29	42,515,000	2,277,693
	MXN	7.75%	05/29/31	89,606,000	4,498,089
	MXN	7.75%	11/23/34	173,246,000	8,618,829
	MXN	10.00%	11/20/36	50,396,000	3,062,466
	MXN	8.50%	11/18/38	119,442,000	6,365,263
	MXN	7.75%	11/13/42	120,860,000	5,962,504
					43,214,625

Peru - 1.20%
Republic of Peru:
	PEN	6.35%	08/12/28	18,355,000	5,663,835	(2)
	PEN	6.95%	08/12/31	16,290,000	5,234,711	(2)
					10,898,546

Poland - 9.58%
Republic of Poland:
	PLN	0.00%	10/25/18	77,227,000	18,379,556	(3)
	PLN	1.75%	07/25/21	46,500,000	10,883,721
	PLN	2.75%	08/25/23	16,248,107	4,416,061
	PLN	4.00%	10/25/23	86,635,000	22,113,431
	PLN	3.25%	07/25/25	105,440,000	25,308,038
	PLN	2.50%	07/25/26	14,140,000	3,153,429
	PLN	2.75%	04/25/28	13,050,000	2,908,096
					87,162,332

Russia - 4.80%
Russian Federation:
	RUB	6.50%	11/24/21	288,490,000	4,623,554	(4)
	RUB	7.60%	07/20/22	567,132,000	9,487,844
	RUB	7.00%	01/25/23	559,300,000	9,032,781
	RUB	7.00%	08/16/23	306,660,000	4,941,042
	RUB	7.75%	09/16/26	598,510,000	9,920,452
	RUB	8.15%	02/03/27	330,937,000	5,698,113
					43,703,786

South Africa - 10.81%
Republic of South Africa:
	ZAR	7.75%	02/28/23	410,700,000	30,494,228
	ZAR	10.50%	12/21/26	184,353,000	15,608,509
	ZAR	7.00%	02/28/31	326,685,000	20,555,646
	ZAR	6.25%	03/31/36	310,320,000	16,981,327
	ZAR	6.50%	02/28/41	174,390,000	9,501,193
	ZAR	8.75%	02/28/48	75,030,000	5,225,366
					98,366,269

Thailand - 3.32%
Thailand Government:
	THB	1.20%	07/14/21	342,681,612	9,776,334
	THB	3.63%	06/16/23	28,400,000	875,205

Reference Rate	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value Expressed (in USD)
Thailand (continued)
Thailand Government: (continued)
	THB	3.85%	12/12/25	334,070,000	$10,507,211
	THB	3.58%	12/17/27	202,770,000	6,157,085
	THB	4.68%	06/29/44	83,167,000	2,872,417
					30,188,252

Turkey - 4.73%
Republic of Turkey:
	TRY	9.20%	09/22/21	31,075,000	8,063,139
	TRY	9.50%	01/12/22	13,930,000	3,678,391
	TRY	8.50%	09/14/22	47,860,000	12,003,468
	TRY	7.10%	03/08/23	29,000,000	6,737,792
	TRY	10.40%	03/20/24	17,800,000	4,837,515
	TRY	9.00%	07/24/24	12,550,000	3,183,109
	TRY	10.60%	02/11/26	16,300,000	4,479,129
					42,982,543

TOTAL SOVEREIGN DEBT OBLIGATIONS					690,116,065
(Cost $764,593,632)

CORPORATE BONDS - 3.44%
Mexico - 3.44%
America Movil SAB de CV	MXN	6.00%	06/09/19	242,900,000	11,624,600
Petroleos Mexicanos:
	MXN	7.19%	09/12/24	163,460,000	6,992,214	(1)
	MXN	7.47%	11/12/26	301,560,000	12,621,347
					31,238,161

TOTAL CORPORATE BONDS					31,238,161
(Cost $40,475,957)

SHORT TERM INVESTMENTS - 4.44%
Money Market Mutual Funds - 4.44%
State Street Institutional Liquid Reserves Fund (7-Day Yield)	USD	0.76%	N/A	40,417,466	40,421,508

TOTAL SHORT TERM INVESTMENTS					40,421,508
(Cost $40,419,840)

Total Investments - 83.75%					761,775,734
(Cost $845,489,429)
Other Assets In Excess of Liabilities - 16.25%					147,839,886	(5)

Net Assets - 100.00%					$909,615,620

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
ARS - Argentine Peso
BRL - Brazilian Real
CLP - Chilean Peso
COP - Columbian Peso
CZK - Czech Republic Koruna
EUR - Euro
HUF - Hungarian Forint
IDR - Indonesian Rupiah
MXN - Mexican Peso
MYR - Malaysian Ringgit

PEN - Peruvian Nuevo Sol
PLN - Polish Zloty
RON - Romanian Leu
RUB - Russian Ruble
THB - Thai Baht
TRY - Turkish Lira
USD - United States Dollar
ZAR - South African Rand

(1)
Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of February 28, 2017, the aggregate market value of those securities was $30,051,740, which represents approximately 3.30% of net assets.

(2)
Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $10,898,546, which represents approximately 1.20% of net assets as of February 28, 2017.

(3)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(4)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of February 28, 2017.
(5)	Includes cash which is being held as collateral for forward foreign currency contracts.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Foreign Currency	Contracted Amount**	Purchase/Sale Contract	Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)

Citigroup Global Markets	BRL	24,682,329	Sale	03/02/17	$7,929,774	$34,066
Citigroup Global Markets	BRL	12,521,866	Purchase	03/02/17	4,022,942	26,942
Citigroup Global Markets	COP	15,931,494,000	Sale	03/31/17	5,417,116	35,607
Citigroup Global Markets	RON	1,957,760	Sale	03/24/17	458,498	1,502
Citigroup Global Markets	RUB	815,512,739	Sale	03/17/17	13,913,481	129,163
Goldman Sachs & Co.	BRL	10,506,767	Sale	03/02/17	3,375,544	14,501
Goldman Sachs & Co.	MXN	55,467,196	Purchase	03/10/17	2,756,362	71,236
Goldman Sachs & Co.	RUB	598,627,408	Sale	03/17/17	10,213,196	128,176
Goldman Sachs & Co.	TRY	3,349,598	Sale	03/10/17	917,671	329
Goldman Sachs & Co.	TRY	40,980,157	Purchase	03/10/17	11,227,112	386,087
J.P. Morgan Chase & Co.	ARS	50,151,640	Purchase	05/08/17	3,141,218	61,218
J.P. Morgan Chase & Co.	BRL	71,886,463	Purchase	03/02/17	23,095,204	153,204
J.P. Morgan Chase & Co.	BRL	82,637,077	Sale	03/02/17	26,549,090	140,504
J.P. Morgan Chase & Co.	HUF	106,378,030	Sale	03/24/17	365,997	306
J.P. Morgan Chase & Co.	MXN	84,291,200	Purchase	03/10/17	4,188,730	105,644
J.P. Morgan Chase & Co.	RUB	146,851,600	Sale	03/17/17	2,505,438	561
J.P. Morgan Chase & Co.	THB	493,357,351	Purchase	03/17/17	14,131,333	25,333
						$1,314,379

Citigroup Global Markets	BRL	36,842,792	Purchase	03/02/17	$11,836,607	$(104,490)
Citigroup Global Markets	BRL	24,682,329	Sale	03/02/17	7,929,774	(86,395)
Citigroup Global Markets	BRL	24,534,313	Purchase	04/04/17	7,823,525	(17,419)
Citigroup Global Markets	COP	25,362,963,000	Purchase	03/10/17	8,648,234	(23,013)
Citigroup Global Markets	EUR	2,656,005	Purchase	03/06/17	2,814,374	(57,248)
Citigroup Global Markets	HUF	1,621,253,130	Purchase	03/24/17	5,577,977	(31,715)
Citigroup Global Markets	HUF	80,906,160	Sale	03/24/17	278,361	(1,361)
Citigroup Global Markets	MXN	1,055,358,237	Purchase	03/10/17	52,444,504	(300,200)
Citigroup Global Markets	MXN	530,534,071	Sale	03/10/17	26,364,125	(677,875)
Citigroup Global Markets	PEN	27,497,437	Purchase	03/09/17	8,414,663	(29,199)
Citigroup Global Markets	PLN	3,745,320	Sale	03/24/17	920,838	(838)
Citigroup Global Markets	PLN	54,459,650	Purchase	03/24/17	13,389,652	(36,125)
Citigroup Global Markets	RON	60,800,594	Purchase	03/24/17	14,239,215	(76,407)
Citigroup Global Markets	RUB	2,235,034,928	Purchase	03/10/17	38,205,290	(180,883)
Citigroup Global Markets	ZAR	33,092,086	Sale	03/16/17	2,515,252	(38,267)
Goldman Sachs & Co.	BRL	75,245,834	Purchase	03/02/17	24,174,481	(151,096)

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS (continued)

Counterparty	Foreign Currency	Contracted Amount**	Purchase/Sale Contract	Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)
Goldman Sachs & Co.	BRL	64,739,067	Sale	03/02/17	$20,798,937	$(220,067)
Goldman Sachs & Co.	CLP	3,027,557,250	Purchase	03/17/17	4,651,171	(45,775)
Goldman Sachs & Co.	CZK	115,000,000	Purchase	08/07/17	4,573,706	(70,319)
Goldman Sachs & Co.	HUF	539,779,870	Purchase	03/24/17	1,857,131	(15,869)
Goldman Sachs & Co.	MXN	114,266,224	Sale	03/10/17	5,678,295	(106,695)
Goldman Sachs & Co.	RON	1,966,111	Sale	03/24/17	460,454	(1,454)
Goldman Sachs & Co.	RON	31,476,055	Purchase	03/24/17	7,371,545	(45,668)
Goldman Sachs & Co.	ZAR	87,154,161	Sale	03/16/17	6,624,385	(108,186)
J.P. Morgan Chase & Co.	ARS	65,198,000	Purchase	06/01/17	4,041,741	(10,341)
J.P. Morgan Chase & Co.	BRL	17,654,162	Purchase	03/02/17	5,671,812	(24,365)
J.P. Morgan Chase & Co.	BRL	6,903,548	Sale	03/02/17	2,217,926	(19,694)
J.P. Morgan Chase & Co.	BRL	8,462,235	Purchase	06/02/17	2,658,735	(38,392)
J.P. Morgan Chase & Co.	EUR	5,878,000	Purchase	03/06/17	6,228,486	(123,539)
J.P. Morgan Chase & Co.	HUF	689,725,030	Purchase	03/24/17	2,373,023	(19,901)
J.P. Morgan Chase & Co.	RON	56,798,716	Purchase	03/24/17	13,301,994	(79,412)
J.P. Morgan Chase & Co.	THB	352,600,000	Sale	03/17/17	10,099,592	(26,457)
J.P. Morgan Chase & Co.	TRY	87,264,466	Purchase	03/10/17	23,907,374	(113,895)
J.P. Morgan Chase & Co.	ZAR	59,593,723	Sale	03/16/17	4,529,580	(65,815)
						$(2,948,375)

**	The contracted amount is stated in the currency in which the contract is denominated.

See Notes to Quarterly Statement of Investments

Stone Harbor Emerging Markets Corporate Debt Fund	Statement of Investments
February 28, 2017 (Unaudited)

Reference Rate	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value Expressed (in USD)

CORPORATE BONDS - 94.73%
Algeria - 1.83%
GTH Finance BV:
	USD	6.25%	04/26/20	86,000	$91,235	(1)
	USD	7.25%	04/26/23	172,000	190,060	(1)
					281,295

Angola - 1.72%
Puma International Financing SA	USD	6.75%	02/01/21	255,000	263,925	(1)

Argentina - 2.44%
Cablevision SA	USD	6.50%	06/15/21	110,000	115,363	(1)
Pampa Energia SA	USD	7.50%	01/24/27	64,000	64,816	(1)
Petrobras Argentina SA	USD	7.38%	07/21/23	116,000	120,350	(1)
YPF SA	USD	8.75%	04/04/24	67,000	73,847	(1)
					374,376

Brazil - 7.74%
Braskem Finance Ltd.	USD	5.75%	04/15/21	26,000	27,581	(2)
Cosan Luxembourg SA	USD	7.00%	01/20/27	71,000	74,727	(1)
ESAL GmbH	USD	6.25%	02/05/23	59,000	60,180	(1)
GTL Trade Finance, Inc.	USD	5.89%	04/29/24	33,000	33,286	(1)
Itau Unibanco Holding SA	USD	5.65%	03/19/22	77,000	80,369	(1)
Marfrig Holdings Europe BV:
	USD	6.88%	06/24/19	68,000	70,592	(1)
	USD	8.00%	06/08/23	77,000	80,812	(1)
Minerva Luxembourg SA	USD	6.50%	09/20/26	60,000	59,385	(1)
Petrobras Global Finance BV:
	USD	5.38%	01/27/21	109,000	110,940
	USD	8.38%	05/23/21	114,000	127,475
	USD	6.25%	03/17/24	74,000	75,369
Raizen Fuels Finance SA	USD	5.30%	01/20/27	62,000	63,237	(1)
Rumo Luxembourg Sarl	USD	7.38%	02/09/24	63,000	64,654	(1)
Vale Overseas Ltd.:
	USD	4.38%	01/11/22	78,000	81,170
	USD	6.88%	11/10/39	80,000	87,425
Votorantim Group	USD	5.75%	01/28/27	89,000	90,838	(1)
					1,188,040

Chile - 3.69%
Cencosud SA	USD	4.88%	01/20/23	48,000	50,340	(1)
Colbun SA	USD	4.50%	07/10/24	106,000	109,705	(1)
Empresa Electrica Angamos SA	USD	4.88%	05/25/29	63,000	63,346	(1)
Empresa Nacional de Telecomunicaciones SA	USD	4.88%	10/30/24	45,000	46,798	(1)
Entel Chile SA	USD	4.75%	08/01/26	60,000	61,500	(1)
GeoPark Latin America Ltd. Agencia en Chile	USD	7.50%	02/11/20	152,000	153,444	(1)
VTR Finance BV	USD	6.88%	01/15/24	77,000	81,427	(1)
					566,560

China - 5.76%
China Life Insurance Co. Ltd.	USD	4.00%	07/03/75	300,000	301,080	(3)
CITIC Ltd.	USD	8.63%	Perpetual	200,000	219,210	(3)(4)

Reference Rate	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value Expressed (in USD)
China (continued)
Lenovo Group Ltd.	USD	4.70%	05/08/19	350,000	$363,385
					883,675

Colombia - 4.05%
Banco de Bogota SA	USD	6.25%	05/12/26	79,000	83,236	(1)
Bancolombia SA	USD	5.13%	09/11/22	100,000	103,725
Ecopetrol SA:
	USD	5.38%	06/26/26	108,000	111,499
	USD	7.38%	09/18/43	76,000	81,297
GrupoSura Finance SA	USD	5.50%	04/29/26	71,000	75,257	(1)
Millicom International Cellular SA	USD	6.63%	10/15/21	60,000	63,075	(1)
Oleoducto Central SA	USD	4.00%	05/07/21	89,000	91,225	(1)
SUAM Finance BV	USD	4.88%	04/17/24	12,000	12,559	(1)
					621,873

Ghana - 1.42%
Tullow Oil PLC:
	USD	6.00%	11/01/20	63,000	60,165	(1)
	USD	6.25%	04/15/22	169,000	157,804	(1)
					217,969

Guatemala - 1.87%
Comcel Trust via Comunicaciones Celulares SA	USD	6.88%	02/06/24	270,000	286,875	(1)

Hong Kong - 4.09%
CLP Power Hong Kong Financing Ltd.	USD	2.88%	04/26/23	200,000	198,334
Hutchison Whampoa International 12 Ltd.	USD	6.00%	Perpetual	220,000	221,375	(2)(3)(4)
Towngas Finance Ltd.	USD	4.75%	Perpetual	200,000	207,276	(3)(4)
					626,985

India - 6.93%
ABJA Investment Co. Pte Ltd.	USD	5.95%	07/31/24	200,000	208,600
Adani Transmission	USD	4.00%	08/03/26	126,000	123,660	(1)
Bharti Airtel International Netherlands BV:
	USD	5.13%	03/11/23	36,000	37,913	(1)
	USD	5.35%	05/20/24	100,000	106,250	(2)
Greenko Dutch BV	USD	8.00%	08/01/19	107,000	112,617	(2)
Greenko Investment Co.	USD	4.88%	08/16/23	100,000	96,625	(1)
ICICI Bank Ltd.	USD	6.38%	04/30/22	100,000	100,379	(2)(3)
Reliance Industries Ltd.	USD	4.13%	01/28/25	94,000	95,932	(1)
Vedanta Resources PLC:
	USD	6.00%	01/31/19	66,000	68,272	(1)
	USD	8.25%	06/07/21	55,000	60,282	(1)
	USD	7.13%	05/31/23	51,000	53,487	(1)
					1,064,017

Indonesia - 3.33%
Listrindo Capital BV	USD	4.95%	09/14/26	34,000	33,520	(1)
Perusahaan Gas Negara Persero Tbk	USD	5.13%	05/16/24	104,000	109,720	(2)
Pratama Agung Pte Ltd.	USD	6.25%	02/24/20	350,000	368,431
					511,671

Israel - 3.50%
Delek & Avner Tamar Bond Ltd.:
	USD	3.84%	12/30/18	47,000	48,010	(1)
	USD	5.08%	12/30/23	233,000	246,689	(1)
	USD	5.41%	12/30/25	30,000	31,800	(1)

	Reference Rate	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value Expressed (in USD)
Israel (continued)
Delek & Avner Tamar Bond Ltd.: (continued)
Israel Electric Corp. Ltd.		USD	5.00%	11/12/24	200,000	$209,875	(1)
						536,374

Jamaica - 1.58%
Digicel Group Ltd.		USD	7.13%	04/01/22	298,000	242,781	(2)

Kazakhstan - 1.32%
Zhaikmunai LLP		USD	7.13%	11/13/19	207,000	203,119	(1)

Kuwait - 1.75%
Equate Petrochemical BV:
		USD	3.00%	03/03/22	72,000	69,930	(1)
		USD	4.25%	11/03/26	198,000	198,000	(1)
						267,930

Macau - 2.29%
MCE Finance Ltd.		USD	5.00%	02/15/21	117,000	118,845	(1)
Studio City Co. Ltd.:
		USD	5.88%	11/30/19	127,000	132,245	(1)
		USD	7.25%	11/30/21	94,000	100,812	(1)
						351,902

Malaysia - 1.34%
Axiata SPV2 Bhd		USD	3.47%	11/19/20	200,000	205,314

Mexico - 5.17%
Alfa SAB de CV		USD	5.25%	03/25/24	35,000	36,530	(1)
BBVA Bancomer SA		USD	6.75%	09/30/22	86,000	95,869	(1)
Cemex SAB de CV:
		USD	5.70%	01/11/25	20,000	20,637	(1)
		USD	7.75%	04/16/26	79,000	88,575	(1)
Gruma SAB de CV		USD	4.88%	12/01/24	34,000	35,785	(1)
Metalsa SA de CV		USD	4.90%	04/24/23	89,000	84,995	(1)
Mexico Generadora De Energia		USD	5.50%	12/06/32	142,982	145,305	(1)
Sixsigma Networks Mexico SA de CV		USD	8.25%	11/07/21	117,000	112,905	(1)
Southern Copper Corp.:
		USD	6.75%	04/16/40	77,000	87,445
		USD	5.25%	11/08/42	86,000	84,721
						792,767

Morocco - 1.87%
OCP SA:
		USD	5.63%	04/25/24	45,000	47,644	(1)
		USD	4.50%	10/22/25	168,000	164,430	(1)
		USD	6.88%	04/25/44	70,000	74,637	(1)
						286,711

Peru - 3.11%
Banco de Credito del Peru		USD	4.25%	04/01/23	46,000	47,840	(2)
BBVA Banco Continental SA		USD	5.00%	08/26/22	97,000	104,202	(1)
Cia Minera Ares SAC		USD	7.75%	01/23/21	55,000	59,263	(1)
Cia Minera Milpo SAA		USD	4.63%	03/28/23	178,000	180,848	(1)
Kallpa Generacion SA		USD	4.88%	05/24/26	82,000	84,460	(1)
						476,613

Philippines - 0.71%
FPT Finance Ltd.		USD	6.38%	09/28/20	100,000	108,575

Reference Rate	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value Expressed (in USD)
Qatar - 0.61%
Ooredoo International Finance Ltd.	USD	3.25%	02/21/23	95,000	$94,406	(1)

Russia - 8.21%
Evraz Group SA:
	USD	6.50%	04/22/20	123,000	131,303	(1)
	USD	6.75%	01/31/22	200,000	216,250
Gazprom OAO Via Gaz Capital SA	USD	6.51%	03/07/22	104,000	115,310	(1)
Rosneft Oil Co. via Rosneft International Finance Ltd.	USD	4.20%	03/06/22	345,000	347,156	(1)
Sberbank of Russia PJSC	USD	5.50%	02/26/24	434,000	449,190	(1)(3)
					1,259,209

Singapore - 2.62%
United Overseas Bank Ltd.	USD	2.88%	10/17/22	400,000	401,479	(3)

South Africa - 0.95%
Myriad International Holdings BV	USD	5.50%	07/21/25	139,000	145,603	(1)

South Korea - 3.59%
Hyundai Capital	USD	3.00%	03/06/22	80,000	79,857	(1)
Kia Motors Corp.	USD	3.25%	04/21/26	180,000	178,648	(1)
Korea Gas Corp.	USD	3.88%	02/12/24	150,000	157,487	(1)
Korea National Oil Corp.	USD	3.25%	07/10/24	134,000	135,567	(1)
					551,559

Thailand - 3.38%
Bangkok Bank PCL	USD	3.30%	10/03/18	64,000	65,166	(1)
PTT Exploration & Production PCL	USD	4.88%	Perpetual	443,000	453,244	(1)(3)(4)
					518,410

Turkey - 3.95%
Akbank TAS	USD	5.13%	03/31/25	73,000	68,620	(1)
Turkiye Garanti Bankasi AS:
	USD	4.75%	10/17/19	193,000	195,876	(1)
	USD	5.00%	04/30/20	129,000	129,322	(1)
	USD	6.25%	04/20/21	56,000	58,415	(1)
	USD	5.25%	09/13/22	154,000	153,492	(1)
					605,725

United Arab Emirates - 3.91%
DP World Ltd.	USD	6.85%	07/02/37	190,000	215,935	(1)
MAF Global Securities Ltd.	USD	7.13%	Perpetual	362,000	384,172	(3)(4)
					600,107

TOTAL CORPORATE BONDS					14,535,845
(Cost $14,035,175)

Reference Rate	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value Expressed (in USD)
SHORT TERM INVESTMENTS - 4.79%
Money Market Mutual Funds - 4.79%
State Street Institutional Liquid Reserves Fund (7-Day Yield)	USD	0.76%	N/A	735,351	$735,425

TOTAL SHORT TERM INVESTMENTS					735,425
(Cost $735,416)

Total Investments - 99.52%					15,271,270
(Cost $14,770,591)
Other Assets In Excess of Liabilities - 0.48%					73,021

Net Assets - 100.00%					$15,344,291

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
USD - United States Dollar

(1)
Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $9,434,130, which represents approximately 61.48% of net assets as of February 28, 2017.

(2)
Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of February 28, 2017, the aggregate market value of those securities was $968,543, which represents approximately 6.31% of net assets.

(3)	Floating or variable rate security. Interest rate disclosed is that which is in effect as of February 28, 2017.
(4)	Security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

See Notes to Quarterly Statement of Investments

Stone Harbor Investment Grade Fund	Statement of Investments
February 28, 2017 (Unaudited)

Reference Rate	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)

CORPORATE BONDS - 37.98%
Aerospace/Defense - 0.15%
L3 Technologies, Inc.	USD	3.85%	12/15/26	25,000	$25,467

Automotive - 2.14%
Ford Motor Credit Co. LLC	USD	3.16%	08/04/20	75,000	76,451
General Motors Financial Co., Inc.	USD	4.30%	07/13/25	75,000	76,530
Hyundai Capital America	USD	2.55%	02/06/19	75,000	75,377	(1)
Johnson Controls International PLC	USD	4.50%	02/15/47	125,000	129,430
					357,788

Banking - 8.78%
American Express Co.	USD	3.63%	12/05/24	75,000	76,402
Bank of America Corp.:
	USD	3.95%	04/21/25	25,000	25,134
Series GMTN	USD	3.30%	01/11/23	175,000	176,387
BPCE SA	USD	5.70%	10/22/23	50,000	52,968	(1)
Capital One Bank USA NA	USD	3.38%	02/15/23	25,000	25,157
Capital One Financial Corp.	USD	6.75%	09/15/17	50,000	51,421
Citigroup, Inc.:
	USD	4.40%	06/10/25	100,000	102,887
	USD	4.60%	03/09/26	100,000	104,059
Deutsche Bank AG	USD	3.70%	05/30/24	75,000	73,229
The Goldman Sachs Group, Inc.	USD	2.35%	11/15/21	125,000	122,483
JPMorgan Chase & Co.	USD	2.70%	05/18/23	75,000	73,548
Lloyds Banking Group PLC	USD	4.58%	12/10/25	75,000	76,502
Mizuho Financial Group, Inc.	USD	2.27%	09/13/21	75,000	73,318
Morgan Stanley	USD	4.88%	11/01/22	75,000	80,931
The PNC Financial Services Group, Inc.	USD	3.90%	04/29/24	100,000	103,871
Santander UK PLC	USD	5.00%	11/07/23	75,000	78,466	(1)
Wells Fargo & Co.	USD	2.10%	07/26/21	175,000	171,548
					1,468,311

Consumer Products - 0.47%
Newell Brands, Inc.	USD	3.85%	04/01/23	75,000	78,142

Drillers/Services - 0.32%
Halliburton Co.	USD	5.00%	11/15/45	50,000	54,521

Electric - 3.25%
DTE Energy Co., Series F	USD	3.85%	12/01/23	75,000	77,714
Duke Energy Corp.	USD	3.75%	09/01/46	50,000	46,255
Entergy Louisiana LLC	USD	3.05%	06/01/31	75,000	71,591
Eversource Energy	USD	2.50%	03/15/21	50,000	49,706
Exelon Generation Co. LLC	USD	5.60%	06/15/42	75,000	71,077
Georgia Power Co.	USD	4.30%	03/15/42	50,000	51,198
South Carolina Electric & Gas Co.	USD	4.10%	06/15/46	50,000	49,999

Reference Rate	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Electric (continued)
The Southern Co.	USD	1.55%	07/01/18	50,000	$49,863
WEC Energy Group, Inc.	USD	2.45%	06/15/20	75,000	75,408
					542,811

Environmental Services - 0.47%
Republic Service, Inc.	USD	3.55%	06/01/22	75,000	78,176

Exploration & Production - 2.21%
Anadarko Petroleum Corp.	USD	6.45%	09/15/36	75,000	91,174
Apache Corp.	USD	5.10%	09/01/40	75,000	79,988
BP Capital Markets PLC	USD	2.32%	02/13/20	125,000	125,792
Continental Resources, Inc.	USD	4.50%	04/15/23	75,000	73,828
					370,782

Food and Beverage - 1.85%
Anheuser-Busch InBev Finance, Inc.:
	USD	2.63%	01/17/23	50,000	49,435
	USD	4.90%	02/01/46	50,000	55,153
Kraft Heinz Foods Co.	USD	4.88%	02/15/25	75,000	80,215	(1)
PepsiCo, Inc.	USD	4.25%	10/22/44	50,000	52,716
Pernod Ricard SA	USD	3.25%	06/08/26	75,000	74,327	(1)
					311,846

Gas Pipelines - 2.99%
Boardwalk Pipelines LP	USD	3.38%	02/01/23	75,000	74,020
EQT Midstream Partners LP	USD	4.00%	08/01/24	75,000	75,767
Kinder Morgan, Inc.	USD	5.55%	06/01/45	75,000	79,338
Sabine Pass Liquefaction LLC	USD	5.63%	04/15/23	100,000	110,102
TransCanada PipeLines Ltd.	USD	4.88%	01/15/26	75,000	84,325
Western Gas Partners LP	USD	5.45%	04/01/44	25,000	26,603
Williams Partners LP / ACMP Finance Corp.	USD	4.88%	03/15/24	50,000	51,693
					501,848

Healthcare - 0.47%
Medtronic, Inc.:
	USD	3.15%	03/15/22	50,000	51,441
	USD	4.63%	03/15/45	25,000	27,213
					78,654

Leisure - 0.30%
Time Warner, Inc.	USD	3.60%	07/15/25	50,000	49,573

Life Insurance - 0.58%
American International Group, Inc.	USD	3.88%	01/15/35	75,000	70,338
Nippon Life Insurance Co.	USD	5.10%	10/16/44	25,000	26,493	(1)
					96,831

Reference Rate	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Media Cable - 1.16%
Charter Communications Operating LLC / Charter Communications Operating Capital	USD	6.48%	10/23/45	100,000	$116,661
Comcast Corp.	USD	4.25%	01/15/33	75,000	77,608
					194,269

Media Other - 1.40%
21st Century Fox America, Inc.	USD	6.65%	11/15/37	25,000	31,419
CBS Corp.	USD	4.85%	07/01/42	50,000	50,762
The Interpublic Group of Cos, Inc.	USD	3.75%	02/15/23	75,000	75,925
Omnicom Group, Inc.:
	USD	3.63%	05/01/22	25,000	25,968
	USD	3.65%	11/01/24	50,000	51,101
					235,175

Metals/Mining/Steel - 0.53%
Newmont Mining Corp.	USD	6.25%	10/01/39	75,000	89,374

Non Captive Finance - 0.62%
Air Lease Corp.	USD	3.88%	04/01/21	50,000	52,125
Discover Bank	USD	4.25%	03/13/26	50,000	51,922
					104,047

Paper/Forest Products - 0.31%
Packaging Corp. of America	USD	3.90%	06/15/22	50,000	52,454

Pharmaceuticals - 1.33%
Actavis Funding SCS	USD	3.45%	03/15/22	50,000	51,131
Gilead Sciences, Inc.	USD	4.50%	02/01/45	75,000	75,287
Teva Pharmaceutical Finance Netherlands III BV	USD	2.20%	07/21/21	100,000	96,382
					222,800

Real Estate Investment Trust (REITs) - 1.81%
Corporate Office Properties LP	USD	3.60%	05/15/23	75,000	73,198
DDR Corp.	USD	3.38%	05/15/23	75,000	73,286
Digital Realty Trust LP	USD	4.75%	10/01/25	75,000	79,194
Kimco Realty Corp.	USD	3.20%	05/01/21	75,000	76,321
					301,999

Refining - 0.47%
Phillips 66	USD	4.65%	11/15/34	75,000	77,970

Retail Food/Drug - 0.62%
CVS Pass-Through Trust	USD	6.04%	12/10/28	34,570	39,051
The Kroger Co.	USD	6.90%	04/15/38	50,000	66,144
					105,195

Retail Non Food/Drug - 0.43%
Macy's Retail Holdings, Inc.:
	USD	3.88%	01/15/22	25,000	24,902

Reference Rate	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Retail Non Food/Drug (continued)
Macy's Retail Holdings, Inc. (continued)
	USD	2.88%	02/15/23	50,000	$47,207
					72,109

Technology - 2.72%
Alphabet, Inc.	USD	2.00%	08/15/26	50,000	46,553
Broadcom Corp. / Broadcom Cayman Finance Ltd.	USD	2.38%	01/15/20	125,000	125,146	(1)
Ingram Micro, Inc.	USD	5.45%	12/15/24	25,000	24,660
Microsoft Corp., Series 30Y	USD	4.25%	02/06/47	125,000	129,721
Oracle Corp.:
	USD	2.65%	07/15/26	25,000	24,055
	USD	4.30%	07/08/34	50,000	52,933
Tencent Holdings Ltd.	USD	3.80%	02/11/25	50,000	51,436	(1)
					454,504

Transportation Non Air/Rail - 0.88%
ERAC USA Finance LLC	USD	7.00%	10/15/37	50,000	64,721	(1)
FedEx Corp.	USD	5.10%	01/15/44	75,000	82,054
					146,775

Wireless - 0.44%
Crown Castle International Corp.	USD	2.25%	09/01/21	75,000	73,029

Wirelines - 1.28%
AT&T, Inc.:
	USD	3.60%	02/17/23	50,000	50,520
	USD	6.00%	08/15/40	75,000	82,732
Verizon Communications, Inc.:
	USD	2.95%	03/15/22	25,000	25,003	(1)
	USD	5.15%	09/15/23	50,000	55,097
					213,352

TOTAL CORPORATE BONDS					6,357,802
(Cost $6,263,210)

ASSET BACKED/COMMERCIAL MORTGAGE BACKED SECURITIES - 15.49%
1211 Avenue of the Americas Trust, Series 2015-1211	USD	3.90%	08/10/25	25,000	26,401	(1)
Banc of America Funding Corp., Series 2012-R6	USD	0.95%	07/26/36	11,379	11,279	(1)(2)
Bayview Opportunity Master Fund IVb Trust:
Series 2016-CRT1	USD	2.53%	10/27/27	145,000	144,974	(1)(2)
Series 2017-NPL1	USD	3.60%	01/28/32	49,644	49,644	(1)(3)
BHMS Mortgage Trust, Series 2014-ATLS	USD	2.28%	07/05/17	25,000	25,052	(1)(2)
Citigroup Mortgage Loan Trust, Series 2012-1	USD	1.14%	06/25/35	76	76	(1)(2)
Cosmopolitan Hotel Trust, Series 2016-CSMO	USD	2.17%	11/15/21	100,000	101,091	(1)(2)
Ellington Loan Acquisition Trust, Series 2007-1	USD	1.68%	05/25/37	4,670	4,675	(1)(2)

Reference Rate	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
ASSET BACKED/COMMERCIAL MORTGAGE BACKED SECURITIES (continued)
Fannie Mae Pool:
Series 2009	USD	5.00%	02/01/23	219,546	$240,938
Series 2016-	USD	2.30%	09/01/46	203,400	206,821	(2)
Financial Asset Securities Corp. AAA Trust, Series 2005-2	USD	1.07%	11/26/35	32,410	31,070	(1)(2)
Freddie Mac Non Gold Pool:
Series 2012	USD	2.18%	12/01/42	166,759	170,305	(2)
Series 2016-	USD	2.42%	09/01/43	87,582	89,365	(2)
Freddie Mac Whole Loan Securities Trust:
Series 2015-SC02	USD	3.00%	09/25/45	74,329	72,151
Series 2016-SC01	USD	3.50%	07/25/46	135,509	137,005
GAHR Commercial Mortgage Trust, Series 2015-NRF	USD	2.07%	12/15/16	18,305	18,390	(1)(2)
Hyatt Hotel Portfolio Trust, Series 2015-HYT	USD	2.02%	11/15/19	100,000	100,350	(1)(2)
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2006-LDP9	USD	5.34%	05/15/47	75,000	74,191
Series 2007-LDPX	USD	5.46%	03/15/17	50,000	49,906	(2)
LSTAR Securities Investment Trust:
Series 2015-10	USD	2.78%	11/01/17	31,365	31,347	(1)(2)
Series 2015-9	USD	2.78%	10/01/20	68,029	67,795	(1)(2)
New Residential Advance Receivables Trust Advance Receivables Backed Notes, Series 2017-T1	USD	3.21%	02/16/21	100,000	100,125	(1)
Progress Residential Trust, Series 2016-SFR1	USD	2.27%	09/17/18	49,857	50,504	(1)(2)
RBSSP Resecuritization Trust:
Series 2012-6	USD	1.10%	11/26/35	42,926	40,555	(1)(2)
Series 2012-6	USD	1.09%	01/26/36	41,286	40,221	(1)(2)
Series 2012-6	USD	0.91%	08/26/36	51,270	50,692	(1)(2)
Santandar Drive Auto Receivables Trust, Series 2013-1	USD	2.27%	02/15/17	100,000	100,327
TAL Advantage V LLC, Series 2013-2A	USD	3.55%	11/20/23	33,750	33,244	(1)
Towd Point Mortgage Trust:
Series 2015-3	USD	3.00%	02/25/23	61,591	62,143	(1)(2)
Series 2015-5	USD	2.75%	09/25/22	37,078	37,170	(1)(2)
Series 2016-3	USD	2.25%	04/25/56	126,732	125,749	(1)(2)
Series 2016-5	USD	2.50%	10/25/56	48,287	48,048	(1)(2)
TRU Trust, Series 2016-TOYS	USD	3.02%	11/15/19	49,721	49,933	(1)(2)
VOLT LIV LLC, Series 2017-NPL1	USD	3.50%	02/25/47	100,000	100,000	(1)(3)
VOLT XXII LLC, Series 2015-NPL4	USD	3.50%	02/25/18	12,649	12,711	(1)(3)
VOLT XXV LLC, Series 2015-NPL8	USD	3.50%	06/26/45	43,237	43,340	(1)(3)
VOLT XXXIII LLC, Series 2015-NPL5	USD	3.50%	03/25/55	12,752	12,807	(1)(3)

Reference Rate	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
ASSET BACKED/COMMERCIAL MORTGAGE BACKED SECURITIES (continued)
VOLT XXXIX LLC, Series 2015-NP13	USD	4.13%	10/25/18	31,504	$31,724	(1)(3)

TOTAL ASSET BACKED/COMMERCIAL MORTGAGE BACKED SECURITIES					2,592,119
(Cost $2,584,384)

U.S. TREASURY BONDS/NOTES - 17.93%
U.S. Treasury Bonds	USD	2.50%	02/15/46	425,000	385,040
U.S. Treasury Notes:
	USD	0.75%	02/15/19	250,000	247,681
	USD	1.38%	09/30/20	600,000	593,894
	USD	2.00%	11/15/21	925,000	929,896
	USD	2.75%	02/15/24	250,000	259,077
	USD	2.00%	08/15/25	600,000	584,731

TOTAL U.S. TREASURY BONDS/NOTES					3,000,319
(Cost $3,063,777)

U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES - 17.73%
FGLMC TBA:
	USD	3.00%	03/13/17	100,000	99,241	(4)
	USD	3.50%	03/13/17	425,000	435,525	(4)
FNMA TBA:
	USD	3.00%	03/13/17	450,000	447,004	(4)
	USD	3.50%	03/13/17	300,000	307,477	(4)
	USD	4.00%	03/13/17	700,000	735,583	(4)
	USD	4.50%	03/13/17	375,000	403,022	(4)
	USD	2.50%	03/16/17	100,000	100,242	(4)
	USD	3.00%	03/16/17	300,000	308,461	(4)
	USD	3.50%	03/16/17	125,000	130,339	(4)

TOTAL U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES					2,966,894
(Cost $2,961,527)

Reference Rate	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
SHORT TERM INVESTMENTS - 10.53%
Money Market Mutual Funds - 10.53%
State Street Institutional Liquid Reserves Fund (7-Day Yield)	USD	0.76%	N/A	1,762,492	$1,762,668

TOTAL SHORT TERM INVESTMENTS					1,762,668
(Cost $1,762,379)

Total Investments - 99.66%					16,679,802
(Cost $16,635,277)
Other Assets in Excess of Liabilities - 0.34%					57,425

Net Assets - 100.00%					$16,737,227

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
USD - United States Dollar

(1)
Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $2,105,262, which represents approximately 12.58% of net assets as of February 28, 2017.

(2)	Floating or variable rate security. Interest rate disclosed is that which is in effect as of February 28, 2017.
(3)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of February 28, 2017.
(4)	Investment purchased on a delayed delivery basis.

See Notes to Quarterly Statement of Investments

Stone Harbor Strategic Income Fund	Statement of Investments
February 28, 2017 (Unaudited)

	Currency	Rate	Shares*	Value (Expressed in USD)

OPEN-END FUNDS - 97.82%
Stone Harbor Emerging Markets Corporate Debt Fund	USD	N/A	106,830	$967,881	(1)
Stone Harbor Emerging Markets Debt Fund	USD	N/A	646,710	6,751,648	(1)
Stone Harbor High Yield Bond Fund	USD	N/A	1,625,525	13,556,877	(1)
Stone Harbor Investment Grade Fund	USD	N/A	1,632,039	16,728,405	(1)
				38,004,811

TOTAL OPEN-END FUNDS				38,004,811
(Cost $38,979,917)

SHORT TERM INVESTMENTS - 0.47%
Money Market Mutual Funds - 0.47%
State Street Institutional Liquid Reserves Fund (7-Day Yield)	USD	0.76%	183,666	183,685

TOTAL SHORT TERM INVESTMENTS				183,685
(Cost $183,681)

Total Investments - 98.29%				38,188,496
(Cost $39,163,598)
Other Assets In Excess of Liabilities - 1.71%				663,291	(2)

Net Assets - 100.00%				$38,851,787

*	The shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
EUR - Euro Currency
GBP - Great Britain Pound
MXN - Mexican Peso
USD - United States Dollar

(1)	Affiliated with the Fund, as each is a series of Stone Harbor Investment Funds and has the same investment adviser.
(2)	Includes cash which is being held as collateral for futures contracts and credit default swap contracts.

See Notes to Quarterly Statement of Investments

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Foreign Currency	Contracted Amount**	Purchase/Sale Contract	Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)

Citigroup Global Markets	GBP	63,400	Sale	03/10/17	$78,692	$516
J.P. Morgan Chase & Co.	EUR	157,200	Sale	03/10/17	166,621	2,677
J.P. Morgan Chase & Co.	MXN	16,145,445	Purchase	03/17/17	801,437	13,102
						$16,295

**	The contracted amount is stated in the currency in which the contract is denominated.

FUTURES CONTRACTS

Description	Position	Contracts	Currency	Expiration Date	Notional Amount***	Unrealized Appreciation/(Depreciation)
Euro-Bund Future	Long	26	EUR	3/08/17	4,317,300	$113,444
Long Gilt Future	Long	18	GBP	6/28/17	2,290,140	4,914
US 10Yr Note Future	Short	(39)	USD	6/21/17	(4,858,547)	12,797
					1,748,893	$131,155

US Ultra T-Bond	Long	2	USD	6/21/17	323,563	$(313)
					323,563	$(313)

***	The notional amount of each security is stated in the currency in which the security is denominated.

CREDIT DEFAULT SWAP CONTRACTS ON CREDIT INDICES ISSUE - BUY PROTECTION(1)

Reference Obligations	Clearinghouse	Fixed Deal Pay Rate	Maturity Date	Implied Credit Spread at February 28, 2017(2)	Notional Amount(3)	Value	Upfront Premiums Received	Unrealized Depreciation
CDX HY CDSI S27 5Y(4)	Intercontinental Exchange	5.000%	12/20/2021	3.159%	$7,128,000	$(550,517)	$343,315	$(207,202)
						$(550,517)	$343,315	$(207,202)

(1)
If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(2)
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	Based on an index of 100 North American equities with high yield credit ratings that trade in the CDS market.

Stone Harbor Emerging Markets Debt Allocation Fund	Statement of Investments
February 28, 2017 (Unaudited)

	Currency	Rate	Shares*	Value (Expressed in USD)

OPEN-END FUNDS - 99.61%
Stone Harbor Emerging Markets Debt Fund	USD	N/A	1,150,245	12,008,563	(1)
Stone Harbor Local Markets Fund	USD	N/A	1,425,861	11,834,643	(1)(2)
				23,843,206

TOTAL OPEN-END FUNDS				23,843,206
(Cost $21,130,229)

SHORT TERM INVESTMENTS - 0.12%
Money Market Mutual Funds - 0.12%
State Street Institutional Liquid Reserves Fund (7-Day Yield)	USD	0.76%	27,185	27,187

TOTAL SHORT TERM INVESTMENTS				27,187
(Cost $27,185)

Total Investments - 99.73%				23,870,393
(Cost $21,157,414)
Other Assets In Excess of Liabilities - 0.27%				65,350

Net Assets - 100.00%				$23,935,743

*	The shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
USD - United States Dollar

(1)	Affiliated with the Fund, as each is a series of Stone Harbor Investment Funds and has the same investment adviser.
(2)	Non-income producing security.

See Notes to Quarterly Statement of Investments

Stone Harbor 500 Plus Fund	Statement of Investments
February 28, 2017 (Unaudited)

Reference Rate	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value Expressed (in USD)

MORTGAGE BACKED SECURITY - 65.73%
Bayview Opportunity Master Fund IVb Trust:
	USD	2.93%	10/25/28	100,000	$100,100	(1)(2)
	USD	3.60%	01/28/32	24,822	24,822	(2)(3)
CD Commercial Mortgage Trust	USD	5.89%	08/15/17	56,509	57,053	(1)
COMM Mortgage Trust	USD	1.83%	06/08/16	75,000	75,183	(1)(2)
Hertz Vehicle Financing LLC	USD	2.02%	09/25/18	100,000	99,432	(2)
Hudsons Bay Simon JV Trust	USD	3.33%	08/05/17	100,000	99,679	(1)(2)
Hyatt Hotel Portfolio Trust	USD	1.76%	11/15/29	75,000	75,263	(1)(2)
JP Morgan Chase Commercial Mortgage Securities Trust:
	USD	5.34%	05/15/47	80,000	79,137
	USD	5.46%	01/15/49	90,000	89,831	(1)
LB Commercial Mortgage Trust	USD	5.97%	06/15/17	88,998	89,722	(1)
Mill City Mortgage Loan Trust	USD	2.50%	07/25/23	26,703	26,585	(1)(2)
New Residential Advance Receivables Trust Advance Receivables Backed Notes	USD	3.21%	02/16/21	100,000	100,125	(2)
Progress Residential Trust	USD	2.27%	09/17/18	39,886	40,403	(1)(2)
Towd Point Mortgage Trust:
	USD	2.75%	12/25/24	25,325	25,259	(1)(2)
	USD	3.00%	03/25/54	18,477	18,643	(1)(2)
	USD	2.25%	04/25/56	21,122	20,958	(1)(2)
	USD	2.50%	10/25/56	24,144	24,024	(1)(2)
	USD	2.75%	10/25/56	80,000	80,102	(1)(2)
TRU Trust	USD	3.02%	11/15/19	39,777	39,946	(1)(2)
Vericrest Opportunity Loan Trust:
	USD	3.50%	06/26/45	49,414	49,531	(2)(3)
	USD	3.50%	02/25/47	90,000	90,000	(2)(3)
Wells Fargo Commercial Mortgage Trust	USD	2.24%	11/15/16	80,343	80,112	(1)(2)
					1,385,910

TOTAL MORTGAGE BACKED SECURITY					1,385,910
(Cost $1,384,920)

SHORT TERM INVESTMENTS - 34.38%
Money Market Mutual Funds - 34.38%
State Street Institutional Liquid Reserves Fund (7-Day Yield)	USD	0.76%	N/A	724,766	724,839

TOTAL SHORT TERM INVESTMENTS					724,839
(Cost $724,839)

Total Investments - 100.11%					2,110,749
(Cost $2,109,759)
Liabilities in Excess of Other Assets - (0.11)%					(2,349)

Net Assets - 100.00%					$2,108,400

(1)	Floating or variable rate security. Interest rate disclosed is that which is in effect as of February 28, 2017.
(2)
Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $1,070,167, which represents approximately 50.76% of net assets as of February 28, 2017.

(3)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of February 28, 2017.

FUTURES CONTRACTS

Description	Position	Contracts	Currency	Expiration Date	Notional Amount***	Unrealized Appreciation/(Depreciation)
S&P 500 Mini Future	Long	18	USD	6/17/17	2,122,740	$84,215
					2,122,740	$84,215

See Notes to Quarterly Statement of Investments

Stone Harbor Investment Funds	Notes to Quarterly Statements of Investments
February 28, 2017 (Unaudited)

1. ORGANIZATION

Stone Harbor Investment Funds, which consists of Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Local Markets Fund, Stone Harbor Emerging Markets Corporate Debt Fund, Stone Harbor Investment Grade Fund, Stone Harbor Strategic Income Fund, Stone Harbor Emerging Markets Debt Allocation Fund, and the Stone Harbor 500 Plus Fund (each, a “Fund” and together, the “Funds”) is a Massachusetts business trust (the “Trust”), organized on February 20, 2007 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Shares of each Fund are currently divided into two classes, designated Institutional Class Shares and Distributor Class Shares. As of the date of this report, Distributor Class shares were not offered for sale in each Fund. The Trust’s Declaration of Trust permits the Trustees to create additional funds and share classes. The Trust also includes the Stone Harbor Emerging Markets Debt Blend Fund, which had not commenced operations as of the reporting period.

The Emerging Markets Debt Fund’s investment objective is to maximize total return. The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Fixed Income Securities. “Emerging Markets Fixed Income Securities” include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) that economically are tied to countries with emerging securities markets or whose performance is linked to those countries’ markets, economies or ability to repay loans. Emerging Markets Fixed Income Securities may be denominated in non‐U.S. currencies or the U.S. dollar. A security or instrument is economically tied to an emerging market country if it is principally traded on the country’s securities markets or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. Emerging Markets Fixed Income Securities also include derivatives and other instruments used to hedge or gain exposure to emerging securities markets (for example, futures or other derivatives whose return is based on specific emerging markets securities or indices).

The High Yield Bond Fund’s investment objective is to maximize total return. The Fund will normally invest at least 80% of its net assets (plus any borrowings made for investment purposes) in High Yield Debt Securities. “High Yield Debt Securities” include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) rated below investment grade (or, if unrated, of comparable quality as determined by Stone Harbor Investment Partners LP (the “Adviser” or “Stone Harbor”). These types of securities and instruments are commonly referred to as “high yield” securities or “junk bonds,” and may include, among other things, bonds, debentures, notes, equipment trust certificates, commercial paper, commercial loans, preferred stock and other obligations of U.S. and non‐U.S. issuers. High Yield Debt Securities also include securities or other instruments whose return is based on the return of high yield securities, including derivative instruments and instruments created to hedge or gain exposure to the high yield markets.

The Local Markets Fund’s investment objective is to maximize total return. The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Investments. “Emerging Markets Investments” include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) that economically are tied to an emerging market country, which are denominated in the predominant currency of the local market of an emerging market country (an “Emerging Markets Currency”) or whose performance is linked to those countries’ currencies, markets, economies or ability to repay loans. Although under normal circumstances a significant portion of the Fund’s investments will be denominated in Emerging Markets Currencies, Emerging Markets Investments may be denominated in non‐Emerging Markets Currencies, including the U.S. dollar. A security or instrument is economically tied to an emerging market country if it is principally traded on the country’s securities markets or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. Emerging Markets Investments also include Emerging Markets Currencies and derivatives and other instruments used to hedge or gain exposure to emerging securities markets or Emerging Markets Currencies (for example, futures or other derivatives whose return is based on specific emerging markets securities, emerging markets indices or Emerging Markets Currencies).

The Emerging Markets Corporate Debt Fund’s investment objective is to maximize total return. The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Corporate Debt Investments. “Emerging Markets Corporate Debt Investments” are debt instruments, including loans, issued by corporations or other business organizations that are economically tied to an emerging market country. A corporation or other business organization is economically tied to an emerging market country if it issues securities that are principally traded on the country’s securities markets or if it is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. Emerging Markets Corporate Debt Investments also include derivative instruments used for hedging purposes or to otherwise gain or reduce long or short exposure to Emerging Markets Corporate Debt Investments.

The Investment Grade Fund’s investment objective is to maximize total return. The Fund invests in various types of fixed income securities and under normal market conditions will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Investment Grade Debt Securities. “Investment Grade Debt Securities” include fixed income securities that are rated investment grade by any of Moody’s Investors Services, Inc., Standard & Poor’s Rating Services, Fitch Ratings Limited, DBRS or other qualified rating agencies or, if unrated, are determined by the Adviser to be of comparable quality, and derivative instruments related to those securities.

The Strategic Income Fund’s investment objective is to maximize total return. The Fund is intended to provide broad exposure to global credit markets. The Fund, either directly or through investment in the underlying funds (defined below), may invest in a broad variety of fixed income and other income producing securities and instruments (including derivatives), and will not be limited in terms of type of instrument, geography, credit rating or duration. The Fund may invest all or a significant portion of its assets in Stone Harbor Investment Grade Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Emerging Markets Debt Fund, Stone Harbor Local Markets Fund and Stone Harbor Emerging Markets Corporate Debt Fund and other funds sponsored or advised by the Adviser (together, the “underlying funds”). The Fund is not required to invest in the underlying funds, and from time to time may not be invested in any underlying fund. In addition to investing in the underlying funds, the Fund may invest directly in fixed income securities and in other instruments and transactions.

The Emerging Markets Debt Allocation Fund’s investment objective is to maximize total return. The Fund, either directly or through investment in the underlying funds (defined below), will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Investments. Emerging Markets Investments include fixed income securities and other income producing securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps), that economically are tied to an emerging market country or whose performance is linked to those countries’ currencies, markets, economies or ability to repay loans. The Fund may invest all or a significant portion of its assets in Stone Harbor Emerging Markets Debt Fund and Stone Harbor Local Markets Fund (together, the “underlying funds”). The Fund is not required to invest in the underlying funds, and from time to time may not be invested in any underlying fund. In addition to investing in the underlying funds, the Fund may invest directly in fixed income securities and in other instruments and transactions.

The 500 Plus Fund’s investment objective is to maximize total return. The Fund, will normally invest in S&P 500 Index derivatives and various types of fixed income instruments. The derivatives the Fund may invest in are: futures, options, swaps, including total return swaps, credit default swaps, and credit linked notes. Fixed income instruments will typically be rated at least investment grade by any of Moody’s Investors Services, Inc., Standard & Poor’s Rating Services, Fitch Ratings Limited, DBRS or other qualified rating agencies or, if unrated, are determined by the Adviser to be of comparable quality, and derivative instruments related to those securities.

The Emerging Markets Debt Fund and Local Markets Fund are each classified as “non‐diversified” under the 1940 Act. As a result, these Funds can invest a greater portion of the respective Funds’ assets in obligations of a single issuer than a “diversified” fund. These Funds may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The High Yield Bond Fund, Emerging Markets Corporate Debt Fund, Investment Grade Fund, Strategic Income Fund, Emerging Markets Debt Allocation Fund, and the 500 Plus Fund are diversified funds. The Emerging Markets Corporate Debt Fund was previously classified as a non‐diversified investment company for purposes of the 1940 Act. As a result of ongoing operations, the Emerging Markets Corporate Debt Fund is now classified as a diversified company.

2. SIGNIFICANT ACCOUNTING POLICIES AND RISK DISCLOSURES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their Statement of Investments. Each Fund is considered an investment company for financial reporting purposes under generally accepted accounting principles in the United States of America (“GAAP”).The policies are in conformity with GAAP. The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuation:
Sovereign debt obligations, corporate bonds, convertible corporate bonds, and U.S. Treasury bonds, are generally valued at the mean between the closing bid and asked prices provided by an independent pricing service. The pricing services generally uses market models that consider trade data, yields, spreads, quotations from dealers and active market makers, credit worthiness, market information on comparable securities, and other relevant security specific information. Asset backed/commercial mortgage backed securities are generally valued at the mean between the closing bid and asked prices provided by an independent pricing service. The pricing service generally use models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Bank loans are primarily valued by a loan pricing provider using a composite loan price at the mean of the bid and ask prices from one or more brokers of dealers. Credit Linked securities are generally valued using quotations from broker through which the Fund executed the transaction. The broker’s quotation considers cash flows, default and recovery rates, and other security specific information.. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. If on a given day, a closing price is not available on the exchange the equity security is valued at the mean between the closing bid and asked prices, as such prices are provided by a pricing service. Publicly traded foreign government debt securities are typically traded internationally in the over the counter market, and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Funds calculate their net asset value, the Funds may value these investments at fair value as determined in accordance with the procedures approved by the Funds’ Board of Trustees (the “Board”). Short term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value. Open end funds and money market mutual funds are valued at their net asset value. Futures contracts are ordinarily valued at the last sales price on the securities or commodities exchange on which they are traded. Over the counter (“OTC”) traded derivatives (primarily swaps and foreign currency options) are generally priced by an independent pricing service. OTC traded credit default swaps are valued by the independent pricing source using a mid price that is calculated based on data an independent pricing source receives from dealers. OTC traded foreign currency options are valued by an independent pricing source using mid foreign exchange rates against USD for all currencies at 4:00 p.m. EST. Derivatives which are cleared by an exchange are priced by using the last price on such exchange. Foreign currency positions including forward currency contracts are priced at the mean between the closing bid and asked prices at 4:00 p.m. Eastern time. A three-tier hierarchy has been established to measure fair value based on the extent of use of “observable inputs” as compared to “unobservable inputs” for disclosure purposes and requires additional disclosures about these valuations measurements. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the security developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the security developed based on the best information available in the circumstances.

The three-tier hierarchy is summarized as follows:

Level 1—	Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access.

Level 2—
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curve, rates, and similar data.

Level 3—
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of each Fund’s investments and financial instruments based on the three-tier hierarchy as of February 28, 2017:

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Emerging Markets Debt Fund
Sovereign Debt Obligations	$–	$1,117,158,136	$–	$1,117,158,136
Bank Loans	–	–	20,563,412	20,563,412
Corporate Bonds	–	283,558,910	–	283,558,910
Credit Linked Notes	–	–	6,791,782	6,791,782
Short Term Investments	47,312,880	–	–	47,312,880
Total	$47,312,880	$1,400,717,046	$27,355,194	$1,475,385,120

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$–	$1,945,919	$–	$1,945,919
Liabilities
Forward Foreign Currency Contracts	–	(200,470)	–	(200,470)
Total	$–	$1,745,449	$–	$1,745,449

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor High Yield Bond Fund
Corporate Bonds	$–	$189,755,763	$0	$189,755,763
Bank Loans	–	13,855,552	–	13,855,552
Common/Preferred Stocks	1,817,453	195,791	0	2,013,244
Warrants	19,254	–	75,731	94,985
Short Term Investments	5,423,001	–	–	5,423,001
Total	$7,259,708	$203,807,106	$75,731	$211,142,545

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Local Markets Fund
Sovereign Debt Obligations	$–	$690,116,065	$–	$690,116,065
Corporate Bonds	–	31,238,161	–	31,238,161
Short Term Investments	40,421,508	–	–	40,421,508
Total	$40,421,508	$721,354,226	$–	$761,775,734

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$–	$1,314,379	$–	$1,314,379
Liabilities
Forward Foreign Currency Contracts	–	(2,948,375)	–	(2,948,375)
Total	$–	$(1,633,996)	$–	$(1,633,996)

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Emerging Markets Corporate Debt Fund
Corporate Bonds	$–	$14,535,845	$–	$14,535,845
Short Term Investments	735,425	–	–	735,425
Total	$735,425	$14,535,845	$–	$15,271,270

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Investment Grade Fund
Corporate Bonds	$–	$6,357,802	$–	$6,357,802
Asset Backed/Commercial Mortgage Backed Securities	–	2,592,119	–	2,592,119
U.S. Treasury Bonds/Notes	–	3,000,319	–	3,000,319
U.S. Government Agency Mortgage Backed Securities	–	2,966,894	–	2,966,894
Short Term Investments	1,762,668	–	–	1,762,668
Total	$1,762,668	$14,917,134	$–	$16,679,802

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Strategic Income Fund
Open-End Funds	$38,004,811	$–	$–	$38,004,811
Short Term Investments	183,685	–	–	183,685
Total	$38,188,496	$–	$–	$38,188,496

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$–	$16,295	$–	$16,295
Futures Contracts	131,155	–	–	131,155
Liabilities
Credit Default Swap Contracts	–	(207,202)	–	(207,202)
Futures Contracts	(313)	–	–	(313)
Total	$130,842	$(190,907)	$–	$(60,065)

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Emerging Markets Debt Allocation Fund
Open-End Funds	$23,843,206	$–	$–	$23,843,206
Short Term Investments	27,187	–	–	27,187
Total	$23,870,393	$–	$–	$23,870,393

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor 500 Plus Fund
Asset Backed/Commercial Mortgage Backed Securities	$–	$1,385,910	$–	$1,385,910
Short Term Investments	724,839	–	–	724,839
Total	$724,839	$1,385,910	$–	$2,110,749

Other Financial Instruments**
Assets
Futures Contracts	$84,215	$–	$–	$84,215
Total	$84,215	$–	$–	$84,215

*	For detailed Industry/Country descriptions, see accompanying Statements of Investments.
**
Other financial instruments are derivative instruments reflected in the Statements of Investments. The derivatives shown in this table are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date.

It is the Funds’ policy to recognize transfers into and out of all levels at the end of the reporting period. For the period ended February 28, 2017, the Funds did not have any transfers between Level 1 and Level 2. Securities were transferred from Level 2 to Level 3 because of a lack of observable market data due to decrease in market activity and information for these securities.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Balance as of May 31, 2016	Accrued discount/ premium	Return of Capital	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of February 28, 2017	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at February 28, 2017
Stone Harbor Emerging Markets Debt Fund
Bank Loans	$19,440,382	$-	$-	$-	$(126,970)	$8,000,000	$(6,750,000)	$-	$-	$20,563,412	$(126,970)
Credit Linked Notes	25,970,744	532,545	-	(5,793,323)	8,189,423	-	(22,107,607)	-	-	6,791,782	1,153,736
Total	$45,411,126	$532,545	$-	$(5,793,323)	$8,062,453	$8,000,000	$(28,857,607)	$-	$-	$27,355,194	$1,026,766

Investments in Securities	Balance as of May 31, 2016	Accrued discount/ premium	Return of Capital	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of February 28, 2017	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at February 28, 2017
Stone Harbor High Yield Bond Fund
Bank Loans	$618,388	$291	$-	$(945)	$(3,380)	$518,475	$(232,515)	$-	$(900,314)	$-	$-
Warrants	-	-	-	-	(26,495)	102,226	-	-	-	75,731	(26,495)
Total	$618,388	$291	$-	$(945)	$(29,875)	$620,701	$(232,515)	$-	$(900,314)	$75,731	$(26,495)

All level 3 investments have values determined utilizing third party pricing information without adjustment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In the event a Board approved independent pricing service is unable to provide an evaluated price for a security or the Adviser believes the price provided is not reliable, securities of the Funds may be valued at fair value as described above. In these instances the Adviser may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3). On at least a quarterly basis, the Adviser presents the factors considered in determining the fair value measurements and presents that information to the Board which meets at least quarterly.

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. Dividend income received from underlying affiliated funds is generally reinvested back into the underlying fund. If applicable, any foreign capital gains taxes are accrued, net of unrealized gains, and are payable upon the sale of such investments. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Funds’ policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Securities: The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Credit Linked Notes: The Funds may invest in credit linked notes to obtain economic exposure to high yield, emerging markets or other securities. Investments in a credit linked note typically provide the holder with a return based on the return of an underlying reference instrument, such as an emerging market bond. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. In addition to the risks associated with the underlying reference instrument, an investment in a credit linked note is also subject to liquidity risk, market risk, interest rate risk and the risk that the counterparty will be unwilling or unable to meet its obligations under the note.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the U.S. Securities and Exchange Commission (“SEC”) require that a Fund either deliver collateral or segregate assets in connection with certain investments (e.g., foreign currency exchange contracts, securities with extended settlement periods, and swaps) or certain borrowings (e.g., reverse repurchase agreements), the Fund will segregate collateral or designate on its books and records cash or other liquid securities having a value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit cash or securities as collateral for certain investments. Cash collateral that has been pledged to cover obligations of a Fund is included on the Statement of Investments.

Loan Participations and Assignments: The Funds may invest in loans arranged through private negotiation between one or more financial institutions. The Funds’ investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Funds may not benefit directly from any collateral supporting the loan in which they have purchased the participation.

While some loans are collateralized and senior to an issuer’s other debt securities, other loans may be unsecured and/or subordinated to other securities. Some senior loans, such as bank loans, may be illiquid and generally tend to be less liquid than many other debt securities.

The Funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Funds’ Statements of Investments.

The Funds assume the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Funds and the borrower. In the event of the insolvency of the lender selling the participation, the Funds may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. Loans may not be considered “securities”, and purchasers, such as the Funds, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Inflation‐Indexed Bonds: Certain Funds may invest in inflation indexed bonds. Inflation‐indexed bonds are fixed‐income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation‐indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation.

Mortgage-Related and Other Asset-Backed Securities: Certain Funds may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

U.S. Government Agencies or Government-Sponsored Enterprises: Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Forward Commitments: Certain Funds may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (i.e., “when-issued,” “delayed-delivery,” “forward commitment,” or “To Be Announced (“TBA”) transactions”) consistent with a Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by a Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future or after a period longer than the customary settlement period for that type of security. No interest will be earned by a Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery. A Fund will not engage in these transactions for investment leverage.

When-issued securities involve the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the value of the security or general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller’s failure to do so may cause a Fund to miss an advantageous price or yield.

The Funds may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage‐backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Funds generally enter into TBA commitments with the intent to take possession of or deliver the underlying mortgage‐backed securities but can extend the settlement or roll the transaction. Regulatory developments may limit the ability of a Fund to engage in TBA transactions to the extent desired.

Unsettled TBA sale (purchase) commitments are valued at the current market value of the underlying securities. The contract is adjusted to market value daily, and the change in market value is recorded by the Fund as an unrealized gain or loss. If the TBA sale (purchase) commitment is closed through the acquisition of an offsetting purchase (sale) commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

Emerging Market Risk: Emerging market countries often experience instability in their political and economic structures. Government actions could have a great effect on the economic conditions in these countries, which can affect the value and liquidity of the assets of a Fund. Specific risks that could decrease a Fund’s return include seizure of a company’s assets, restrictions imposed on payments as a result of blockages on foreign currency exchanges, expropriation, confiscatory taxation and unanticipated social or political occurrences. In addition, the ability of an emerging market government to make timely payments on its debt obligations will depend on the extent of its reserves, interest rate fluctuations and access to international credit and investments. A country with non-diversified exports or that relies on specific imports will be subject to a greater extent to fluctuations in the pricing of those commodities. Failure to generate adequate earnings from foreign trade would make it difficult for an emerging market country to service foreign debt. Disruptions resulting from social and political factors may cause the securities markets of emerging market countries to close. If this were to occur, the liquidity and value of a Fund’s assets invested in corporate debt obligations of emerging market companies would decline. Foreign investment in debt securities of emerging market countries may be restricted or controlled to varying degrees. These restrictions can limit or preclude foreign investment in debt securities of certain emerging market countries. In addition, certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Interest Rate Risk: Changes in interest rates will affect the value of a Fund’s investments. In general, as interest rates rise, bond prices fall, and as interest rates fall, bond prices rise. Interest rate risk is generally greater for funds that invest a significant portion of their assets in high yield securities. However, funds that generally invest a significant portion of their assets in higher rated fixed income securities are also subject to this risk. A Fund also faces increased interest rate risk if it invests in fixed income securities paying no current interest (such as zero coupon securities and principal only securities), interest only securities and fixed income securities paying non cash interest in the form of other securities.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell at the time that a Fund would like or at the price that the Fund believes such investments are currently worth. Certain of the Funds’ investments may be illiquid. Illiquid securities may become harder to value, especially in changing markets. A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price or possibly require the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Derivatives, securities that involve substantial interest rate or credit risk and bank loans tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent a Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A and Regulation S securities.

Foreign Investment Risk: The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign (non U.S.) securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, auditing and custody standards of foreign countries differ, in some cases significantly, from U.S. standards. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign (non U.S.) securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. Foreign (non U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Credit and Market Risk: The Funds invest in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Funds’ investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Funds. The Funds’ investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. Investments in derivatives are also subject to credit and market risks.

3. DERIVATIVE INSTRUMENTS

Risk Exposure and the Use of Derivative Instruments: The Funds’ investment objectives allow the Funds to enter in various types of derivatives contracts. In doing so, the Funds employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that may make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

The Funds’ use of derivatives can result in losses due to unanticipated changes in the risk factors described in Note 2 and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows each Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type below in the notes that follow.

Derivatives are also subject to the risk of possible regulatory changes, which could adversely affect the availability and performance of derivative securities, make them more costly and limit or restrict their use by the Fund, which could prevent the Fund from implementing its investment strategies and adversely affect returns.

Forward Foreign Currency Contracts. Certain Funds engaged in currency transactions with counterparties during the period ended February 28, 2017 to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies, or to generate income or gains. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Futures Contracts: Certain Funds invested in futures contracts during the period ended February 28, 2017 in accordance with their investment objectives. Each Fund does so for a variety of reasons including for cash management, hedging or non‐hedging purposes in an attempt to achieve investment returns consistent with the Fund’s investment objective. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures contract transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, a Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange‐traded futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange‐traded and the exchange’s clearinghouse, as counterparty to all exchange‐traded futures contracts, guarantees the futures contracts against default.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its broker a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each day a Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by a Fund. Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Swap Agreements: Certain Funds invested in swap agreements during the period ended February 28, 2017. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund may enter into credit default swaps, interest rate swaps, total return swaps on individual securities or groups or indices of securities for hedging, investment or leverage purposes. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked‐to‐market daily and changes in value, including the accrual of periodic amounts of interest, are recorded daily. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”). Each day the Fund may pay or receive cash, equal to the variation margin of the centrally cleared swap. OTC swap payments received or paid at the beginning of the measurement period represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, interest rates, and other relevant factors). Generally, the basis of the OTC swaps is the unamortized premium received or paid. The periodic swap payments received or made by the Fund are recorded as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any.
Credit Default Swap Contracts: Certain Funds entered into credit default swap contracts during the period ended February 28, 2017 for hedging purposes to gain market exposure or to add leverage to its portfolio. When used for hedging purposes, a Fund is the buyer of a credit default swap contract. In that case, the Fund is entitled to receive the par (or other agreed upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the referenced debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no event of default occurs, the Fund has spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, the Fund receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund effectively adds leverage to its portfolio because, in addition to its total assets, the Fund is subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk and generally pay a return to the counterparty only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty.

Interest Rate Swap Contracts: Certain Funds may enter into interest rate swap agreements. Interest rate swap contracts involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero costs and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Foreign Currency Options: During the period ended February 28, 2017, the Strategic Income Fund purchased foreign currency options. Purchasing foreign currency options gives the Fund the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. Writing foreign currency options gives the counterparty the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Currency hedging involves special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if they had not been used. In addition, in certain countries in which each Fund may invest, currency hedging opportunities may not be available.

4. AFFILIATED COMPANIES

Funds may invest in certain securities that are considered securities issued by affiliated companies. As defined by the 1940 Act, an affiliated person, including an affiliated company, is one in which a Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The purchases, sales, dividend income, capital gains, return of capital distributions received, shares and value of investments in affiliated companies for the period ended February 28, 2017 were as follows:

Stone Harbor Strategic Income Fund
Security Name	Share Balance May 31, 2016	Purchases	Sales	Share Balance February 28, 2017	Dividend Income	Realized Loss	Market Value February 28, 2017
Stone Harbor Emerging Markets Corporate Debt Fund	-	106,830	-	106,830	$3,194	-	$967,881
Stone Harbor Emerging Markets Debt Fund	749,205	79,034	181,529	646,710	$350,976	$(76,415)	6,751,648
Stone Harbor High Yield Bond Fund	1,602,382	169,560	146,417	1,625,525	544,382	(176,483)	13,556,877
Stone Harbor Investment Grade Fund	1,517,054	198,186	83,201	1,632,039	343,341	(22,195)	16,728,405
	3,868,641	553,610	411,147	4,011,104	$1,241,893	$(275,093)	$38,004,811

Stone Harbor Emerging Markets Debt Allocation Fund
Security Name	Share Balance May 31, 2016	Purchases	Sales	Share Balance February 28, 2017	Dividend Income	Realized Loss	Market Value February 28, 2017
Stone Harbor Emerging Markets Debt Fund	3,307,937	369,187	2,526,878	1,150,245	$1,254,687	$1,167,065	$12,008,563
Stone Harbor Local Markets Fund	4,386,315	371,265	3,331,719	1,425,861	-	877,511	11,834,643
	7,694,252	740,452	5,858,597	2,576,106	$1,254,687	$2,044,576	$23,843,206

5. UNREALIZED APPRECIATION AND DEPRECIATION ON INVESTMENTS (TAX BASIS)

At February 28, 2017 the aggregate gross unrealized appreciation and depreciation of investments for federal income purposes were as follows:

Stone Harbor Emerging Markets Debt Fund
Gross appreciation on investments (excess of value over tax cost)	$51,018,362
Gross depreciation on investments (excess of tax cost over value)	(14,329,916)
Net unrealized appreciation	$36,688,446
Cost of investments for income tax purposes	$1,438,696,674

Stone Harbor High Yield Bond Fund
Gross appreciation on investments (excess of value over tax cost)	$9,487,949
Gross depreciation on investments (excess of tax cost over value)	(2,393,686)
Net unrealized appreciation	$7,094,263
Cost of investments for income tax purposes	$204,048,282

Stone Harbor Local Markets Fund
Gross appreciation on investments (excess of value over tax cost)	$24,475,462
Gross depreciation on investments (excess of tax cost over value)	(123,372,518)
Net unrealized depreciation	$(98,897,056)
Cost of investments for income tax purposes	$860,672,790

Stone Harbor Emerging Markets Corporate Debt Fund
Gross appreciation on investments (excess of value over tax cost)	$529,597
Gross depreciation on investments (excess of tax cost over value)	(62,228)
Net unrealized appreciation	$467,369
Cost of investments for income tax purposes	$14,803,901

Stone Harbor Investment Grade Fund
Gross appreciation on investments (excess of value over tax cost)	$201,795
Gross depreciation on investments (excess of tax cost over value)	(158,044)
Net unrealized appreciation	$43,751
Cost of investments for income tax purposes	$16,636,051

Stone Harbor Strategic Income Fund
Gross appreciation on investments (excess of value over tax cost)	$41,654
Gross depreciation on investments (excess of tax cost over value)	(1,258,254)
Net unrealized depreciation	$(1,216,600)
Cost of investments for income tax purposes	$39,405,096

Stone Harbor Emerging Markets Debt Allocation Fund
Gross appreciation on investments (excess of value over tax cost)	$2,480,268
Gross depreciation on investments (excess of tax cost over value)	–
Net unrealized appreciation	$2,480,268
Cost of investments for income tax purposes	$21,390,125

Stone Harbor 500 Plus Fund
Gross appreciation on investments (excess of value over tax cost)	$1,724
Gross depreciation on investments (excess of tax cost over value)	(734)
Net unrealized appreciation	$990
Cost of investments for income tax purposes	$2,109,759

Item 2.	Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this Report.

(b)
There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 3.	Exhibits.

Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Stone Harbor Investment Funds

By:	/s/ Peter J. Wilby
Peter J. Wilby
President and Chief Executive Officer/ Principal Executive Officer

Date:	April 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter J. Wilby
Peter J. Wilby
President and Chief Executive Officer/ Principal Executive Officer

Date:	April 28, 2017

By:	/s/ Thomas M. Reynolds
Thomas M. Reynolds
Principal Financial Officer/ Principal Accounting Officer

April 28, 2017